Physio-Control International Corporation
11811 Willows Road Northeast
Post Office Box 97006
Redmond, WA 98073-9706 USA
Telephone: 206.867.4000
Fax: 206.867.4227
LIFESAVING TOOLS FOR LIFESAVING TEAMS






                       PHYSIO-CONTROL INTERNATIONAL CORPORATION

                             11811 Willows Road Northeast
                              Redmond, Washington 98052
                              Telephone: (206) 867-4000

                                                             April 1, 1997

Dear Physio-Control Stockholder:

   You are cordially invited to attend the 1996 Annual Meeting of Stockholders of Physio-Control International Corporation, which is currently scheduled to be held on Thursday, May 1, 1997, at 10:00 a.m. at the Hyatt Regency Hotel, 900 Bellevue Way Northeast, Bellevue, Washington.

   At the meeting, we will report to you on current business conditions and recent developments at Physio-Control. Members of the Board of Directors and our executive officers will be present to discuss the affairs of Physio-Control with you.

   The Company has enclosed a copy of its 1996 Annual Report for the fiscal year ended December 31, 1996 with this letter, notice of annual meeting of stockholders and proxy statement. If you would like another copy of the 1996 Annual Report, please contact Joseph J. Caffarelli, Executive Vice President and Chief Financial Officer, at Physio-Control, and one will be sent to you.

   It is important that your shares be represented and voted at the Annual Meeting, regardless of the size of your holdings. Accordingly, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope to ensure your shares will be represented. If you do attend the Annual Meeting, you may, of course, withdraw your proxy should you wish to vote in person.

   On behalf of the Board of Directors and management of Physio-Control, I would like to thank you for choosing to invest in our Company. We are very excited about the future opportunities of the Company and are looking forward to the annual meeting after the successful 1996 year of record growth.

                           Sincerely,

                           /s/ RICHARD O. MARTIN


                           Richard O. Martin
                           Chairman of the Board  and Chief Executive Officer


                       PHYSIO-CONTROL INTERNATIONAL CORPORATION

                                 11811 Willows Road Northeast
                                  Redmond, Washington 98052
                                         ___________

                        NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                         May 1, 1997
                                         ___________

   The Annual Meeting of Stockholders of Physio-Control International Corporation, a Delaware corporation (the "Company"), is currently scheduled to be held on Thursday, May 1, 1997, at 10:00 a.m. (the "Annual Meeting"), at the Hyatt Regency Hotel, 900 Bellevue Way Northeast, Bellevue, Washington, for the purpose of:

    (1) Electing two (2) Directors to serve until the annual meeting of stockholders in 2000 and until their successors are duly elected and qualified;

    (2) Authorizing changing the Company's and its principal operating subsidiary, Physio-Control Corporation's, state of incorporation from Delaware to Washington;

    (3)  Adoption of an amended and restated 1997 Stock and Incentive Plan;

    (4) Approving the appointment of the independent certified public accountants of the Company for the fiscal year ending December 31, 1997; and

    (5) Transacting such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

   The Board of Directors has fixed the close of business on March 31, 1997, as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

                                            By Order of the Board of Directors



                                            /s/ V. MARC DROPPERT



                                            V. Marc Droppert
                                            Secretary
April 1, 1997

   The Company's 1996 Annual Report for the fiscal year ended December 31, 1996 is enclosed. The 1996 Annual Report contains financial and other information about the Company, but is not incorporated into the Proxy Statement and is not deemed to be a part of the proxy soliciting material.

-------------------------------------------------------------------------------
Even if you expect to attend the Annual Meeting, please promptly complete, sign, date and mail the enclosed proxy card. A self-addressed envelope is enclosed for your convenience. No postage is required if mailed in the United States. Stockholders who attend the Annual Meeting may revoke their proxies and vote in person if they so desire.
-------------------------------------------------------------------------------

                    PHYSIO-CONTROL INTERNATIONAL CORPORATION

                          11811 Willows Road Northeast
                           Redmond, Washington 98052

                                   --------
                                PROXY STATEMENT

                   ANNUAL MEETING OF STOCKHOLDERS TO BE HELD
                                 ON MAY 1, 1997
                                   --------

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Physio-Control International Corporation, a Delaware corporation (the "Company"), of proxies to be used at the annual meeting of stockholders of the Company currently scheduled to be held on May 1, 1997 (the "Annual Meeting"). This Proxy Statement and the related proxy card are being mailed to holders of the Company's common stock, par value $.01 per share (the "Common Stock"), commencing on or about April 1, 1997.

    If the enclosed proxy card is executed and returned, the shares represented by it will be voted as directed on all matters properly coming before the Annual Meeting for a vote. Returning your completed proxy will not prevent you from voting in person at the Annual Meeting should you be present and desire to do so. In addition, the proxy may be revoked at any time prior to its exercise either by giving written notice to the Company or by submission of a later-dated proxy.

    Stockholders of record of the Company's Common Stock at the close of business on March 31, 1997 will be entitled to vote at the Annual Meeting. On March 17, 1997, the Company had outstanding approximately 17,154,441 shares of Common Stock. A list of the Company's stockholders will be open to the examination of any stockholders, for any purpose germane to the meeting, at the Company's headquarters for a period of ten days prior to the meeting. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to stockholders. At the Annual Meeting, inspectors of election shall determine the presence of a quorum and shall tabulate the results of the stockholders' voting. The holders of a majority of the total number of outstanding shares of Common Stock entitled to vote must be present in person or by proxy to constitute the necessary quorum for any business to be transacted at the Annual Meeting. In accordance with the General Corporation Law of the State of Delaware (the "DGCL"), properly executed proxies marked "abstain" as well as proxies held in street name by brokers that are not voted on all proposals to come before the Annual Meeting ("broker non-votes"), will be considered "present" for the purposes of determining whether a quorum has been achieved at the Annual Meeting.

    The two nominees for Director receiving the greatest number of votes cast at the Annual Meeting in person or by proxy shall be elected. Consequently, any shares of Common Stock present in person or by proxy at the Annual Meeting but not voted for any reason have no impact in the election of Directors, except to the extent that the failure to vote for an individual may result in another individual receiving a larger number of votes. All other matters to be considered at the Annual Meeting require for approval the favorable vote of a majority of the shares entitled to vote at the meeting either in person or by proxy. Stockholders have no right to cumulative voting as to any matter, including the election of Directors. If any proposal at the Annual Meeting must receive a specific percentage of favorable votes for approval, abstentions in respect of such proposal are treated as present and entitled to vote under the DGCL and therefore have the effect of a vote against such proposal. Broker non-votes in respect of any proposal are not counted for purposes of determining whether such proposal has received the requisite approval under the DGCL.

    The shares represented by all valid proxies received will be voted in the manner specified on the proxies. Where specific choices are not indicated on a valid proxy, the shares represented by such proxies received will be voted:
(i) for the nominees for Director named in this Proxy Statement; (ii) for authorization of a change in the Company's and its principal operating subsidiary, Physio-Control Corporation's state of incorporation from Delaware to Washington; (iii) for approval of the Company's amended and restated 1997 Stock and Incentive Plan; (iv) for approval of the appointment of Price Waterhouse LLP as independent certified public accountants; and (v) in accordance with the best judgment of the persons named in the enclosed proxy, or their substitutes, for any other matters which properly come before the Annual Meeting or any adjournment or postponement thereof.

                                  PROPOSAL 1.

                             ELECTION OF DIRECTORS

    The Board of Directors is currently comprised of seven Directors divided into three classes. The term of each class expires in different years. The Board of Directors has nominated and recommends the election for the class of Directors up for election at the Annual Meeting ("Class II") the two nominees set forth below. Each nominee currently serves as Director of the Company. If any nominee becomes unavailable for any reason or should a vacancy occur before the election (which events are not anticipated), the persons named on the enclosed proxy card may substitute another person as a nominee or may add or reduce the number of nominees to such extent as they shall deem advisable. At the Annual Meeting, two Directors are to be elected as members of Class II to serve until the annual meeting in 2000 and until their successors are elected and qualified or until their earlier removal or resignation. At present, other than reimbursement for reasonable travel expenses incurred in attending Board of Directors' meetings, Directors first elected on or after January 30, 1996 are paid an annual retainer of $10,000 per annum. The Directors do not receive any additional compensation for committee participation.

    Information regarding the nominees for Director of the Company is set forth below:

                     NAME                               AGE   POSITION
-----------------------------------------------------   ---  -----------------
John J. O'Malley (1)                                    49   Director
Robert A. Sandler (2)                                   53   Director

------------------------

(1) Member of the Audit Committee.

(2) Member of the Compensation Committee.

    Information regarding Directors of the Company not subject to reelection at the Annual Meeting is set forth below:

                      NAME                              AGE      POSITION
-----------------------------------------------------   ---   ----------------
Ronald W. Dollens (2)                                   50    Director
Robert C. Gay (1)                                       45    Director
Robert M. Guezuraga                                     47    President, Chief Operating Officer and Director
Richard O. Martin                                       57    Chairman of the Board, Chief Executive Officer and
                                                              Director
Stephen G. Pagliuca (1)(2)                              42    Director

------------------------

(1) Member of the Compensation Committee.

(2) Member of the Audit Committee.

    There are no family relationships between or among any Directors or executive officers of the Company.

Director Nominees (Class II Directors)

    John J. O'Malley has been a Director of the Company since September 1994. Mr. O'Malley has been an Executive Vice President of Bain Capital, Inc. since 1993. From 1991 to 1993, Mr. O'Malley was President and Chief Executive Officer of Robertson Ceco, an international construction products and engineering company. From 1986 to 1991, he was Executive Vice President of HMK Group Inc., a diversified manufacturing and services company. Mr. O'Malley is a director of GS Technologies Corporation, Medical Specialties, Inc. and Wesley-Jessen Corporation.

    Robert A. Sandler has been a Director of the Company since March 1996. Mr. Sandler has been a partner of the law firm of Sandler, Rolnick & Morse since 1971. In addition, from 1985 to 1994, Mr. Sandler served as an Executive Vice President, General Counsel and Secretary of Siemens--Pacesetter Systems, Inc., a pacemaker and medical products manufacturer, and from 1981 to 1985, as Vice President and General Counsel to Pacesetter Systems, Inc. Mr. Sandler has been a director of various non-profit organizations.

Class I Directors (term expiring at the 1999 annual meeting)

    Robert C. Gay has been a Director of the Company since its incorporation. He has been a Managing Director of Bain Capital, Inc. since 1993, and has been a general partner of Bain Venture Capital since February 1989. Mr. Gay serves as a director of several other companies including GS Technologies Corporation, Alliance Entertainment Corp., GT Bicycles, Inc., Sportcraft, Bocchi, and American Pad & Paper Company.

    Robert M. Guezuraga has been President and Chief Operating Officer of the Company since February 1997 and a Director of the Company since September 1994. Prior to that appointment Mr. Guezuraga served as Executive Vice President and Chief Operating Officer of the Company since September 1994. From 1989 to September 1994, Mr. Guezuraga was the President, Chief Executive Officer and a director of Positron Corporation, a medical device company specializing in medical diagnostic imaging equipment. Mr. Guezuraga was previously employed by General Electric Company in various managerial positions in numerous operating divisions, including its medical systems business division. Mr. Guezuraga continues to serve as a director of Positron Corporation.

    Class III Directors (term expiring at the 1998 annual meeting)

    Stephen G. Pagliuca has been a Director of the Company since its incorporation and served as Chairman of the Board of the Company from September 1994 to February 1997. Mr. Pagliuca has been a Managing Director of Bain Capital, Inc. since May 1993 and a general partner of Bain Venture Capital since 1989, where he founded Information Partners. Prior to joining Bain Venture Capital, Mr. Pagliuca was a partner at Bain & Company, where he provided strategic and operational advice for clients in the health care and information industries. He also worked as a senior accountant and international tax specialist for Peat Marwick Mitchell & Company in The Netherlands. Mr. Pagliuca serves as Chairman of the Board of Wesley-Jessen Corporation. He also serves as a director of several other companies including Dade International, Gartner Group, Clarity Telecom, and, VIVRA.

    Richard O. Martin has been Chairman of the Board and Chief Executive Officer since February 1997 and a Director of the Company since July 1994. Prior to that appointment, Dr. Martin served as President and Chief Executive Officer of the Company from July 1994 to February 1997, and prior thereto served as President of the Company's predecessor, a wholly owned subsidiary of Eli Lilly and Company ("Lilly"), since April 1991. Prior to being named President of the Company's predecessor and since November 1989, Dr. Martin was a Vice President of SULZERmedica, Inc., a medical device company specializing in implantable products. From January 1988 to November 1989, Dr. Martin was the President and Chief Operating Officer of Positron Corporation, a medical device company specializing in medical diagnostic imaging equipment. Dr. Martin also serves as a director of Encore Orthopedics, Inc., a designer and manufacturer of implantable orthopedic devices, of Maxxim Medical Inc., a developer, manufacturer and marketer of a diversified range of specialty medical products, and of SeaMED Corporation, a designer and manufacturer of electromechanical products.

    Ronald W. Dollens has been a Director of the Company since March 1996. Mr. Dollens is President, Chief Executive Officer and a director of Guidant Corporation ("Guidant"), a manufacturer of cardiovascular medical devices, and has held these positions since Guidant was formed in June 1994. Prior thereto, Mr. Dollens served as President of the Medical Devices and Diagnostic ("MDD") Division of Lilly. Mr. Dollens previously served as Vice President of the MDD Division of Lilly and Chairman of Advanced Cardiovascular Systems, Inc. ("ACS"), a former subsidiary of Lilly and now part of Guidant, since 1990. From 1988 to 1990, he held the position of President and Chief Executive Officer of ACS. Mr. Dollens joined Lilly in 1972. Mr. Dollens currently serves on the board of the Health Industry Manufacturers Association, Eiteljorg Museum Board and the Indiana State Symphony Society Board. He is also the president of the Indiana Health Industry Forum.

Committees and Directors' Meetings

    The Board of Directors has two standing committees: the Audit Committee and the Compensation Committee.

    The Audit Committee is composed of three directors, none of whom is a current employee of the Company, and is authorized to make recommendations to the Board of Directors regarding the independent auditors to be nominated for election by the stockholders and to review the independence of such auditors, approve the scope of the annual audit activities of the independent auditors, approve the audit fee payable to the independent auditors and review such audit results. The Audit Committee conducted its business during meetings of the Board of Directors and did not conduct any separate meetings in 1996.

    The Compensation Committee is composed of three directors, none of whom is a current employee of the Company, and is authorized to provide a general review of the Company's compensation and benefit plans to ensure that they meet corporate objectives. In addition, the Compensation Committee reviews and approves the Chief Executive Officer's recommendations on (i) compensation of all officers of the Company and (ii) adopting and changing major Company compensation policies and practices. The Compensation Committee held three meetings in 1996.

    The Board of Directors held five meetings during the Company's preceding fiscal year. All of the Directors attended 75% or more of the total number of meetings of the Board of Directors during their terms other than Mr. Gay, who, because of schedule conflicts, missed three meetings.

    The Company does not have a nominating committee. The entire Board of Directors currently is responsible for filling vacancies on the Board as they occur and recommending candidates for election as Directors at the annual meetings of stockholders. The Board will consider individuals recommended for nominations by stockholders of the Company. Such recommendations should be submitted in writing to the Chairman of the Board, who will submit them to the entire Board for its consideration. The recommendation must be accompanied by the consent of the individual nominated to be elected and to serve.

    In addition, the Amended and Restated By-Laws of the Company (the "By-Laws") require that advance notice of nominations for the election of Directors to be made by a stockholder (as distinguished from a stockholder's recommendation to the Board) be given to the Secretary of the Company no later than 60 days and no more than 90 days before an annual meeting of stockholders, provided, that in the event that the date of the annual meeting is changed from 30 days from the first anniversary date of the preceding year's annual meeting, notice by stockholders must be received no later than the close of business on the tenth (10th) day following the earlier of the date on which this notice was mailed or public announcement of the meeting was made. Such notice must include (i) as to each person whom the stockholder proposes to nominate for election as a Director at such meeting all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to the stockholder giving the notice, (A) the name and address, as they appear on the Company's books, of such stockholder and (B) the class and number of shares of the Company which are beneficially owned by such stockholder and also which are owned of record by such stockholder; and (iii) as to the beneficial owner, if any, on whose behalf the nomination is made, (A) the name and address of such person and (B) the class and number of shares of the Company which are beneficially owned by such person.

Certain Relationships and Related Transactions

    The Company has entered into agreements to provide indemnification for its Directors and executive officers in addition to the indemnification provided for in the Company's Restated Certificate of Incorporation and By-Laws.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

    Section 16(a) of the Exchange Act requires the Company's officers, Directors and persons who beneficially own more than ten percent of the Company's Common Stock to file reports of securities ownership and changes in such ownership with the Securities and Exchange Commission ("SEC"). Officers, Directors and greater than ten percent beneficial owners also are required by rules promulgated by the SEC to furnish the Company with copies of all Section 16(a) forms they file. To the Company's knowledge, based solely on copies of such reports furnished to the Company, all of its directors and executive officers made any required filings on a timely basis.

                      BENEFICIAL OWNERSHIP OF COMMON STOCK

    Except as otherwise noted, the following table sets forth certain information as of March 1, 1997 as to the security ownership of those persons owning of record or known to the Company to be the beneficial owner of more than five percent of the voting securities of the Company and the security ownership of equity securities of the Company by (i) each of the Directors of the Company, (ii) the Director nominees, (iii) each of the executive officers named in the Summary Compensation Table, and (iv) all Directors and executive officers as a group. All information with respect to beneficial ownership has been furnished by the respective Director, Director nominee, executive officer or five percent beneficial owner, as the case may be. Unless otherwise indicated, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names. Beneficial ownership of the Common Stock has been determined for this purpose in accordance with the applicable rules and regulations promulgated under the Exchange Act.



                                                            Common Stock
                                                       -----------------------
                                                          Number of    Percent
          Directors, Officers and 5% Stockholders           Shares     of Class
          ---------------------------------------         ---------    --------
          The Capital Group Companies, Inc. (1)           1,670,700       9.7%
          333 South Hope Street
          Los Angeles, California 90071

          RCM Capital Management (2)                      1,357,300       7.9%
          Four Embarcadero Center, Suite 2900
          San Francisco, California 94111

          J & W Seligman & Co. Incorporated (3)           1,305,438       7.6%
          100 Park Avenue
          New York, New York 10017

          Denver Investment Advisors LLC (4)              1,074,700       6.3%
          1225 17th St., 26th Floor
          Denver, Colorado 80202

          American Express Financial Advisors, Inc. (5)   1,055,700       6.2%
          IDS Tower 10
          Minneapolis, MN 55440

          Richard O. Martin (6)........................     460,956       2.7%
          Robert M. Guezuraga(7).......................      49,133        *
          Joseph J. Caffarelli (8).....................      19,878        *
          V. Marc Droppert (9).........................      86,362        *
          Stephen G. Pagliuca (10).....................     558,633       3.3%
          Robert C. Gay (10)...........................     558,633       3.3%
          John J. O'Malley (10)........................     558,633       3.3%
          Robert A. Sandler............................
          Ronald W. Dollens............................

          All Directors and executive officers
           as a group (9 persons) (11).................   1,174,962       6.8%

------------------------

*   Less than one percent.

(1) The Capital Group Companies, Inc. ("Capital Group") and one of its operating subsidiaries, Capital Guardian Trust Company ("Capital Trust"), each reported on a Schedule 13G filed with the SEC, as of December 31, 1996, sole voting power with respect to 772,900 shares of

    Common Stock. The Capital Group reported sole dispositive power with respect to 1,670,700 shares of Common Stock and the Capital Trust reported sole dispositive power with respect to 920,700 shares of Common Stock.

(2) RCM Capital Management ("RCM Capital"), a registered investment advisor; reported on a Schedule 13G filed with the SEC, as of December 31, 1996, sole voting power with respect to 1,052,300 shares of Common Stock, sole dispositive power with respect to 1,282,300 shares of Common Stock, and shared dispositive power with respect to 75,000 shares of Common Stock. RCM Limited L.P. ("RCM Limited"), the general partner of RCM Capital, and RCM General Corporation, the general partner of RCM Limmited, also reported sole voting and dispositive power with respect to these shares.

(3) J & W Seligman & Co., Inc. reported on a Schedule 13G filed with the SEC, as of December 31, 1996, sole voting power with respect to 1,055,600 shares of Common Stock, and sole dispositive power with respect to 1,305,438 shares of Common Stock.

(4) Denver Investment Advisors LLC reported on a Schedule 13G filed with the SEC, as of December 31, 1996, sole voting power with respect to 707,900 shares of Common Stock, sole dispositive power with respect to 1,073,100 shares of Common Stock, and shared dispositive power with respect to 1,600 shares of Common Stock.

(5) American Express Company and American Express Financial Corporation, reported on a Schedule 13G filed with the SEC as of December 31, 1996, shared voting power with respect to 247,150 shares of Common Stock and share dispositive power with respect to 1,055,700 shares of Common Stock.

(6) Includes 311,536 shares subject to stock options which are currently exercisable or exercisable prior to May 1, 1997.

(7) Includes 49,133 shares subject to stock options which are currently exercisable or exercisable prior to May 1, 1997.

(8) Includes 18,000 shares subject to stock options which are currently exercisable or exercisable prior to May 1, 1997.

(9) Includes 85,053 shares subject to stock options which are currently exercisable or exercisable prior to May 1, 1997.

(10) Includes 233,136 shares held by Bain Capital Fund IV, L.P. ("Fund IV"), 266,803 shares held by Bain Capital Fund IV-B, L.P. ("Fund IV-B"), 36,709 shares held by BCIP Associates and 21,985 shares held by BCIP Trust Associates, L.P. (collectively, the "Bain Capital Entities"). Messrs. Pagliuca, Gay and O'Malley, who serve as Directors of the Company, are officers of Bain, which is the general partner of Fund
     IV and Fund IV-B. Messrs. Pagliuca, Gay and O'Malley disclaim beneficial ownership of the shares of Common Stock owned by the Bain Capital Entities and in which each has no pecuniary interest.

(11) Includes 463,722 shares subject to stock options held by executive officers of the Company that are currently exercisable.

                       COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY COMPENSATION TABLE

    The table below provides information relating to compensation for the Company's last three fiscal years for the Chief Executive Officer and the last two years for the other executive officers of the Company who received compensation in excess of $100,000 in those years (collectively, the "Named Executive Officers"). The amounts shown include compensation for services in all capacities that were provided to the Company and its subsidiaries.

                                                                                               LONG-TERM
                                                                                              COMPENSATION
                                                                                             -------------
                                                                                                 AWARDS
                                                       ANNUAL COMPENSATION                   -------------
                                     -------------------------------------------------------   SECURITIES
                                                                             OTHER ANNUAL      UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION            YEAR      SALARY($)     BONUS($)    COMPENSATION($)(1)   OPTIONS(#)     COMPENSATION(2)
-----------------------------------  ---------  ----------  ------------  ------------------  -------------  -----------------
Richard O. Martin                       1996     $250,008    $141,875(3)     $2,885(4)           130,000           $5,784
Chairman of the Board and               1995     $250,020    $342,500(5)     $6,732(4)            77,107           $6,300
Chief Executive Officer                 1994     $242,518     $99,344(6)    $13,578(4)           385,535(7)        $6,622

Robert M. Guezuraga                     1996     $200,004    $113,500(3)                         130,000           $3,468
President and Chief Operating           1995     $200,004    $187,600(8)         --               23,133           $3,468
Officer

Joseph J. Caffarelli                    1996     $156,000     $70,824(3)                          90,000           $3,716
Executive Vice President and            1995     $156,000    $137,062(9)         --                7,711           $3,167
Chief Financial Officer

V. Marc Droppert                        1996     $145,008     $57,601(3)                          70,000           $3,010
 Executive Vice President Law.          1995     $144,996     $81,606(8)         --               57,118           $1,940
Human Resources and Corporate
Affairs and Secretary

------------------------

(1) The aggregate amount of perquisites and other personal benefits,securities or property, given to each Named Executive Officer, valued on the basis of the aggregate incremental cost to the Company, was less than either $50,000 or 10% of the total of annual salary and bonus for that executive officer during each of the periods presented.

(2) Includes matching contributions made by the Company under its 401(k) plan and compensation due to life insurance provided by the Company.

(3) Represents a bonus received in early 1997 as a result of the operating performance of the Company in 1996.

(4) Reflects cash paid by the Company to Dr. Martin for accrued vacation not used.

(5) Includes (a) a $234,500 bonus received by Dr. Martin in early 1996 as a result of the operating performance of the Company in 1995 and (b) $108,000 paid by Lilly to Dr. Martin for remaining as President and Chief Executive Officer of the Company for a specified period of time following Lilly's sale of the Company in July 1994.

(6) Includes (a) $54,091 received by Dr. Martin from Lilly as a result of the Company meeting certain performance targets in 1994, (b) $9,253 received by Dr. Martin from the Company as part of the Company's Team Member Bonus Program and (c) $36,000 received by Dr. Martin from Lilly as a result of a bonus based on the purchase price received by Lilly in its sale of the Company.

(7) Includes options relating to 77,107 shares of Common Stock that were canceled and reissued in October 1995.

(8) Represents a bonus received in early 1996 as a result of the operating performance of the Company in 1995.

(9) Includes a $117,062 bonus received by Mr. Caffarelli in early 1996 as a result of the operating performance of the Company in 1995 and a $20,000 signing bonus.

STOCK OPTION GRANTS

    The following table provides information relating to the stock options awarded to the Named Executive Officers during 1996 and 1995.

                         OPTION GRANTS IN LAST FISCAL YEAR



                                                    INDIVIDUAL GRANTS                    POTENTIAL REALIZABLE
                               -------------------------------------------------------        VALUE AT
                                                                                        ASSUMED ANNUAL RATES OF
                               NUMBER OF                                                STOCK PRICE APPRECIATION
                              SECURITIES                                                          FOR
                              UNDERLYING   PERCENT OF TOTAL                                  OPTION TERM(1)
                               OPTIONS     OPTIONS GRANTED     EXERCISE    EXPIRATION   ------------------------
NAME                           GRANTED(#)    IN FISCAL YEAR     PRICE($)     DATES(2)       5%($)        10%($)
----------------------------  -----------  -----------------  -----------  -----------  ----------  ------------
Richard O. Martin...........    90,000          14.47%           $15.38      8/5/06      $457,201     $1,128,725
                                40,000                           $20.50      1/30/06     $826,346     $2,069,948

Robert. M. Guezuraga........    90,000          14.47%           $15.38      8/5/06      $457,201     $1,128,725
                                40,000                           $20.50      1/30/06     $826,346     $2,069,948

Joseph J. Caffarelli........    60,000          10.02%           $15.38      8/5/06      $342,901       $846,544
                                30,000                           $20.50      1/30/06     $550,897     $1,379,965

V. Marc Droppert............    50,000           7.79%           $15.38      8/5/06      $228,601       $564,362
                                20,000                           $20.50      1/30/06     $459,081     $1,149,971


----------------------------
AGGREGATED OPTION EXERCISES AND OPTION VALUE TABLE

    The following table sets forth information with respect to the Named Executive Officers concerning the stock options held as of March 1, 1997 and stock options were exercised in 1996 and first quarter, 1997.

                                 AGGREGATED OPTION VALUES

                                                      NUMBER OF SECURITIES
                                                     UNDERLYING UNEXERCISED       VALUE OF UNEXERCISED
                                                        OPTIONS AT FISCAL         IN-THE-MONEY OPTIONS
                        SHARES         VALUE              YEAR-END(#)(3)        AT FISCAL YEAR-END ($)(4)
                      ACQUIRED ON    REALIZED    ---------------------------   ----------------------------
NAME                  EXERCISE(1)     ($)(2)      EXERCISABLE  UNEXERCISABLE   EXERCISALE     UNEXERCISABLE
------                -----------    ---------    -----------  -------------   ----------     -------------
Richard O. Martin       100,000     $1,616,799      311,536       104,000      $4,590,217     $278,640

Robert M. Guezuraga      92,529     $1,802,513       49,133       104,000        $224,188     $278,640

Joseph J. Caffarelli     38,555       $629,796       18,000        72,000         $46,440     $185,760

V. Marc Droppert          4,571        $86,426       85,053        56,000        $688,044     $154,800
                                                                               ----------    ---------
                                                                               $5,548,889     $897,840

------------------------

(1) The number of shares received upon exercise of options during 1996 and through March 1, 1997.

(2) With respect to options exercised during 1996 and through March 1, 1997, the dollar value of the difference between the option exercise price and the market value of the option shares purchased on the date of the exercise of the options.

(3) The total number of unexercised options held as of March 1, 1997, separated between those options that were exercisable and those options that were not exercisable.

(4) For all unexercised options held as of March 1, 1997, the aggregate dollar value of the excess of the market value of the stock underlying those options over the exercise price of those unexercised options. These values are shown separately for those options that were exercisable, and those options that were not yet exercisable, on March 1, 1997. As required, the price used to calculate these figures was the closing sale price of the Common Stock as of March 1, 1997 which was $19.25 per share.

SEVERANCE AGREEMENT

    The Company has entered into a letter agreement with Joseph J. Caffarelli, Executive Vice President and Chief Financial Officer, pursuant to which the Company would be obligated to pay Mr. Caffarelli a lump sum payment equal to one year of his then current base salary in the event that his employment with the Company is either (i) involuntarily terminated except for misconduct or (ii) his salary is reduced or his job responsibilities are substantially reduced and within thirty days thereafter, he decides to cease working for the Company.

RETIREMENT PLAN

    Substantially all full-time employees of the Company participate in the Physio-Control Retirement Plan (the "Retirement Plan"), a defined benefit pension plan intended to qualify under Section 401(a) of the Internal Revenue Code (the "Code"). The Retirement Plan is a cash balance plan whereby each participant's benefit is determined based on annual pay credits and annual interest credits made to each participant's notional account. In general, a participant becomes vested under the Retirement Plan upon completion of five years of service.

    Pay credits range from 2.0% to 4.0% of compensation, depending on a participant's length of service with the Company. Compensation refers to pension eligible earnings of the participant under the Retirement Plan (up to $150,000 for 1996, as limited by the Code), including base pay, overtime, and pre-tax deferrals, but excluding incentive bonuses, commissions, stipends, and special items such as allowances for living expenses.

    Interest credits are based on the notional account balance on the last day of each plan year and the plan's interest credit rate. This interest rate is determined for each plan year and equals the value as of the last day of the immediately preceding plan year of the rate on 26-week Treasury bills.

    No pay or interest credits are granted under the Retirement Plan for periods of employment prior to September 1, 1994. However, service is calculated from date of hire for purposes of determining the level of pay credit for the plan year. The normal retirement age under the plan is 65. Benefits are computed on a straight life basis. Certain participants under this plan may be entitled to a minimum benefit equal to the amount accrued under the prior formula as of August 31, 1994.

    The aggregate estimated annual benefits payable from the Retirement Plan to Messrs. Martin, Guezuraga, Caffarelli and Droppert upon normal retirement are $12,756, $15,792, $10,416 and $18,321, respectively. As of December 31, 1996, such executive officers had the following years of credited service under the Retirement Plan: Dr. Martin--5 years; and Messrs. Guezuraga, Caffarelli and Droppert--2 years.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    This Compensation Committee report shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy

Statement into any filing under the Securities Act or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

    The following report has been submitted by the Compensation Committee of the Board of Directors:

    The Compensation Committee was established by the Board of Directors in December 1995 in connection with the Company's initial public offering. At such time, Messrs. Robert C. Gay and John J. O'Malley were appointed to the Committee. The Board selected Messrs. Gay and O'Malley, as non-employee directors, to help ensure that the compensation policies of the Company serve to align the interests of the Company's management with those of its stockholders. With the addition of two board members in 1996, the Compensation Committee was reconstituted at the May 1, 1996 meeting of the Board of Directors. Messrs. Pagliuca, Gay and Sandler were appointed to serve as the Compensation Committee. All are non-employee directors.

    The Compensation Committee is responsible for (i) establishing the compensation of the Company's Chief Executive Officer and for reviewing the recommendations of the Company's Chief Executive Officer on (i) compensation of all other officers of the Company and (ii) any changes in major compensation policies and practices of the Company. It is to report its actions and recommendations to the full Board of Directors. In addition, the Compensation Committee is responsible for the administration of the Company's Stock Incentive Plan (the "1996 Plan") and if approved by stockholders the Incentive Plan as described in Proposal 3 and Employee Share Purchase Plan (the "Purchase Plan"). In reviewing the Company's compensation programs, the Compensation Committee intends to adhere to a compensation philosophy that (i) attracts and retains qualified executives that will add to the long-term success of the Company; (ii) relates to the achievement of operational and strategic objectives; and (iii) is commensurate with each executive's performance and overall contribution to the success of the Company. In making its recommendations to the full Board of Directors concerning adjustments to compensation levels, the Compensation Committee intends to consider the financial condition and operational performance of the Company during the prior year. The Compensation Committee expects the Company's executive compensation program to consist of three principal components: (i) base salary; (ii) annual bonus; and (iii) long-term equity incentives.

    BASE SALARY. In light of other performance based programs, no increases in the base salaries of the executive officers of the Company were made in 1996.

    ANNUAL BONUS. In January 1996, the Board of Directors adopted an annual bonus program for 1996 for all of the Company's employees based on year performance targets measured by achieving earnings per share targets. 1996's program allowed for upside potential for all employees if EPS levels exceed the targeted performance levels. The Company's earnings per share for 1996 did meet the targeted level and all eligible employees, including the Company's executive officers, did receive annual bonus awards in early 1997, based on the Company's 1996 performance.

    LONG-TERM EQUITY INCENTIVES. Long term incentives for the executive officers of the Company have been stock-based to ensure alignment of the interests of the Company's management and its stockholders. The executive officers participated in the acquisition of the Company from Lilly and also were awarded stock options prior to the initial public offering, which options all vested fully at the time of the initial public offering.

    Subsequent to the initial public offering, further stock option awards have been made to the executive officers of the Company under the terms of the Company's 1996 Plan. Awards have also been made to a broader group of management and employees of the Company's principal operating subsidiaries. All options under the 1996 Plan were issued at an exercise price equal to the fair market value at the time of award and are subject to vesting over a five-year period (at 20% vesting per calendar year). Since the ultimate value of stock options bear a direct relationship to market price of the Common Stock, the Committee believes that awards under the 1996 Plan are an effective incentive for the Company's employees to create value for the Company's stockholders.

    The Company's executive officers and the employees of its principal operating subsidiaries are also generally eligible to participate in the Company's Employee Share Purchase Plan. Under this plan, eligible employees are entitled to purchase shares of the Company's Common Stock at a purchase price equal to 85% of its fair market value through payroll deductions. This plan is designed to enable and encourage all employees to share in the growth in value of the Company.

    The foregoing report has been approved by all the members of the Compensation Committee.

                                                Stephen G. Pagliuca
                                                Robert C. Gay
                                                Robert A. Sandler

                               PERFORMANCE GRAPH

    The following graph compares the Company's cumulative total stockholder return since the Common Stock became publicly traded on December 12, 1995 with the Nasdaq Total Return Index and an index of certain companies selected by the Company as comparative to the Company in that each is a manufacturer of medical devices. The graph assumes that the value of the investment in the Company's Common Stock at its initial public offering price of $14.50 per share and each index was $100.00 on December 12, 1995.

                           Comparison of the Company's Common Stock,
                  The Nasdaq Total Return Index and a Peer Group Index(1)

                                DECEMBER 12, 1995   DECEMBER 31, 1995   DECEMBER 31, 1996
                                -----------------   -----------------   ------ ----------

Physio-Control International          100                    123                 155
Nasdaq Total Return Index             100                    100                 123
Peer Group Index                      100                    102                  97



------------------------

(1) The companies selected to form the Company's industry peer group index are Datascope, Guidant, Marquette Electronics, Medtronics, Nellcor, Protocol Systems, Respironics, SpaceLabs Medical, Ventritex acquired by St. Jude Medical, and Zoll Medical. Total returns are based on market capitalization.

                                  PROPOSAL 2.

                   APPROVAL OF REINCORPORATION IN WASHINGTON

    For the reasons set forth below, the Board of Directors believes that the best interests of the Company and its stockholders will be served by changing the Company's and its principal operating subsidiary, Physio-Control Corporation's, state of incorporation from Delaware to Washington (the "Reincorporation"). The Board of Directors has approved the Reincorporation which would be accomplished by merging the Company with and into its newly formed Washington subsidiary, New Physio Corporation ("New Physio"). Upon effectiveness of the merger, New Physio's name will be changed to Physio-Control International Corporation, the name under which the Corporation has operated since 1994. At the Annual Meeting, the stockholders will be asked to approve the Reincorporation.

PRINCIPAL REASONS FOR THE PROPOSED REINCORPORATION

    The Company was originally incorporated as a Delaware corporation in 1994. Delaware was selected because it provided a comprehensive body of both statutory and case law appropriate for a public corporation. Among the significant provisions are the state's corporate laws relating to limitations on director liabilities and indemnification of directors and officers. These issues have consistently been viewed by the Board of Directors and management as extremely important to recruiting and retaining directors and officers of the highest caliber who are essential to the continuing successful operation of the Company. Although the Company has not incurred any recent problem in recruiting or retaining directors and officers, the cost and availability of adequate director and officer insurance and the uncertainties relating to indemnification have been reviewed on a regular basis. As a Delaware corporation the Company pays a substantial annual franchise fee in Delaware; such fee was approximately $25,000 for 1996.


    As corporations in Washington and other states made similar decisions to incorporate in Delaware, the legislatures of other states, including Washington, updated their corporation laws. Specifically, the Washington Legislature amended its corporate law in 1987 to provide limitations on director liability and to revise statutes relating to indemnification of directors and officers. Furthermore, in 1989, the Washington Legislature adopted a comprehensive revision of the Washington Business Corporation Act ("WBCA") which became effective in 1990 and has been further amended through 1996. In the Company's opinion, Washington law is now as clear and better addresses the Company's concerns in these areas than does Delaware law. The Company also anticipates significant savings in its annual franchise fees with reincorporation in Washington. It is anticipated that the annual franchise fees in Washington will be only $59.

    Under Delaware law, the ability of a corporation to indemnify directors and officers in certain actions brought on behalf of the corporation remains unclear, even though director and officer insurance purchased with corporate funds may be used for such indemnification. By contrast, Washington law permits such indemnification subject to specific limitations. See "Certain Differences in Corporate Laws-- Indemnification of Directors and Officers" below. Furthermore, during the last five years, the cost of insurance for directors and officers has increased and exclusions have broadened. Although the Company currently maintains director and officer liability insurance, in the future such insurance may be difficult to obtain on a cost-effective basis.

PLAN OF MERGER

    The Company will be merged with and into New Physio pursuant to the terms of the proposed Plan and Agreement of Merger (the "Merger Agreement," a copy of which may be obtained from the Secretary of the Company). Upon the completion of the merger, the owner of each outstanding common share of the Company will automatically own one New Physio common share. Each outstanding certificate representing a Company common share or shares will continue to represent the same number of shares in New Physio (i.e., a certificate representing one Company common share will then represent one New Physio common share). Thus, it will NOT be necessary for stockholders of the Company to exchange their existing share certificates. The common shares of the Company will continue to be traded on the Nasdaq National Market under the same symbol subsequent to the merger.

    New Physio's Articles of Incorporation and By-Laws will be the Articles of Incorporation and By-Laws of the surviving corporation, except that, upon the effectiveness of the merger, New Physio's name will be changed to Physio-Control International Corporation. A copy of the Articles of Incorporation of New Physio may be obtained from the Secretary of the Company.

EFFECT OF REINCORPORATION AND MERGER

    The Reincorporation and the merger will effect a change in the legal domicile of the Company and other changes of a legal nature, the most significant of which are described in this Proxy Statement. However, the Reincorporation and merger will not result in any change in the name, business, management, location of the Company's principal executive offices, assets, liabilities, or net worth or accounting practices. Moreover, as noted above, the Company's common shares will continue to be traded on the Nasdaq National Market under the symbol "PHYS." The merger will not give rise to any appraisal or dissenters' rights.

PRINCIPAL DIFFERENCES IN CORPORATE CHARTERS

    The Company's current Certificate of Incorporation differs from New Physio's Articles of Incorporation primarily as to indemnification of officers and directors and limitations on director liability. Other differences primarily concern technical differences between the WBCA and the Delaware General Corporation Law ("DGCL").

    LIMITATION ON DIRECTOR LIABILITY. Both the WBCA and the DGCL allow charter documents to eliminate or limit the personal liability of directors; however, the two statutes prescribe different limitations. In Washington, the Articles of Incorporation may not eliminate or limit the liability of a director for: (i) acts or omissions involving intentional misconduct or a knowing violation of law; (ii) approval of certain distributions contrary to law; or (iii) any transaction from which the director personally receives a benefit in money, property, or services to which the director is not legally entitled. The Delaware statute further excludes the limitation of director liability: (i) if a director has breached the duty of loyalty to the corporation or its stockholders; or (ii) for acts or omissions not in good faith. In both New Physio's Articles of Incorporation and the Company's Certificate of Incorporation, these limits on director liability are deemed to be contract rights, which may not be adversely affected by a repeal or modification of the applicable law and which are to be automatically amended as authorized by changes in applicable law so that the liability of a director shall be eliminated or limited to the fullest extent not prohibited by applicable law. Neither the DGCL nor the WBCA limit a director's liability for violation of certain federal laws including the federal securities laws.

    INDEMNIFICATION OF DIRECTORS AND OFFICERS. Under the Company's current Certificate of Incorporation and under Delaware law, the ability of the Company to indemnify its directors and officers for payments made in settlement of derivative actions may be open to certain questions. See "Principal Reasons for the Proposed Reincorporation" above. New Physio's Articles of Incorporation provide that New Physio shall indemnify its directors and officers for expenses and liabilities incurred by them as a result of their service as directors and officers, provided that no such indemnification shall be provided on account of:
(i) acts or omissions of the director or officer finally adjudged to be intentional misconduct or a knowing violation of the law; (ii) approval of certain distributions contrary to law; or (iii) any transaction with respect to which the director or officer is finally adjudged to have received a benefit to which he or she was not legally entitled. This comprehensive language is intended to provide the broadest indemnification of directors and officers not prohibited by Washington law, and to authorize indemnification of directors and officers of amounts paid in settlement of actions brought on behalf of the Company, commonly known as derivative actions. See "Certain Differences in Corporate Law--Indemnification of Directors and Officers" below.

    The Board of Directors believes that the potential personal liability that can result from derivative actions arising out of an individual's service as a director or officer of a corporation is a major concern for individuals who are asked to serve in such positions. The Board of Directors has concluded that by providing indemnification to the Company's directors and officers for amounts paid in settlement of derivative actions, subject to the restrictions set forth in the WBCA, the Company will be able to effectively maintain its ability to recruit and retain individuals who possess the qualities and experience necessary to serve as directors and officers of the Company.

    Other Differences in the Charter Documents and By-Laws. New Physio's Articles of Incorporation differ in other aspects. The general provision under the WBCA provides that unless specified to the contrary in the articles of incorporation, the affirmative vote of two-thirds of all votes entitled to be cast in the case of a merger, consolidation, sale of all or substantially all of its assets not in the ordinary course of its business or dissolution, instead of a simple majority which is the DGCL requirement. New Physio will implement the WBCA general provision and such matters will require a two-thirds vote. So as to minimize differences in corporate governance before and after the Reincorporation, preemptive rights, cumulative voting, and stockholder-called meetings are precluded in New Physio's Articles of Incorporation since such rights do not presently apply to the Company under the DGCL.

    Various differences also exist between New Physio's By-Laws and the Company's By-Laws which are generally reflective of technical differences between Delaware and Washington law and a policy decision not to include provisions which are adequately covered by statute or not required to be included in the By-Laws. However, none of these provisions is expected to have a material effect on the governance of the Company. A copy of New Physio's By-Laws may be obtained by writing to the Corporate Secretary at the Company's Executive Offices.

CERTAIN DIFFERENCES IN CORPORATE LAW

    The DGCL currently governs the rights of the Company's stockholders. After the merger, the rights of stockholders shall be governed by the WBCA. The following discussion summarizes certain significant differences between the provisions of the DGCL and the WBCA, as applicable to a public company.

    Provisions Affecting Acquisitions and Business Combinations. The WBCA imposes restrictions on certain transactions between a corporation and certain significant stockholders.

    Washington law (Chapter 19 of the WBCA) prohibits a "target corporation," with certain exceptions, from engaging in certain "significant business transactions" (such as a merger or sale of assets) with an "acquiring person" who acquires 10% or more of the voting securities of a target corporation for a period of five years after such acquisition, unless the transaction is approved by a majority of the members of the target corporation's board of directors prior to the date of the acquisition. Target corporations include domestic corporations with a class of voting shares registered with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). Foreign corporations required to have a certificate of authority to transact business in Washington are also subject to the statute if:
(i) the corporation has a class of voting shares registered with the SEC pursuant to the Exchange Act; (ii) its principal executive office is located in Washington; (iii) it has (A) more than 10% of its stockholders of record resident in Washington, (B) more than 10% of its shares owned by Washington residents or (C) 1,000 or more stockholders of record in Washington; (iv) a majority of its employees, together with those of its subsidiaries, are residents of the state or the corporation, together with its subsidiaries, employs more than 1,000 residents in the state; and (v) a majority of the corporation's tangible assets, together with those of its subsidiaries, are located in Washington or the corporation and its subsidiaries has more than $50 million worth of tangible assets in Washington. A target corporation which meets the definition may not "opt out" of this statute. The Company, currently a foreign corporation with a certificate of authority to transact business in Washington, believes it meets these requirements and is subject to the statute.

    Delaware has enacted a business combination statute that is contained in
Section 203 of the DGCL providing that any person who acquires 15% or more of a corporation's voting stock (thereby becoming an "interested stockholder") may not engage in certain "business combinations" with the target corporation for a period of three years following the date the person became an interested stockholder, unless (i) the board of directors of the corporation has approved, prior to that acquisition date, either the business combination or the transaction that resulted in the person becoming an interested stockholder; (ii) upon consummation of the transaction that resulted in the person becoming an interested stockholder, that person owns at least 85% of the corporation's voting stock outstanding at the time the transaction is commenced (excluding shares owned by persons who are both directors and officers and shares owned by employee stock plans in which participants do not have the right to determine individually whether shares will be tendered in a tender or exchange offer);
or (iii) the business combination is approved by the board of directors and authorized by the affirmative vote (at an annual or special meeting and not by written consent) of at least 66 2/3% of the outstanding voting stock not owned by the interested stockholder.

    These restrictions placed on interested stockholders by Section 203 do not apply under certain circumstances, including, but not limited to, the following:
(i) if the corporation's original certificate of incorporation contains a provision expressly electing not to be governed by Section 203 or (ii) if the corporation, by action of its stockholders, adopts an amendment to its By-Laws or certificate of incorporation expressly electing not to be governed by Section 203, provided that such an amendment is approved by the affirmative vote of not less than a majority of the outstanding shares entitled to vote and that such an amendment will not be effective until 12 months after its adoption and will not apply to any business combination with a person who became an interested stockholder at or prior to such adoption. The Company has not elected to take itself outside of the coverage of Section 203.

    The Company believes that the differences between these two statutes are not material as they apply to the Company. Also, as discussed above, the Company as a foreign corporation believes it is presently subject to the WBCA statute. With approval of the reincorporation, the provisions of Chapter 19 of the WBCA would clearly apply to the Company because such provisions apply to all domestic corporations (i.e. Washington corporations) with a class of voting securities registered with the SEC pursuant to the Exchange Act.

    Amendment of Articles/Restated Certificate of Incorporation. The WBCA authorizes a corporation's board of directors to make various changes to its articles of incorporation without stockholder approval including changes: of corporate name, of the number of outstanding shares in order to effectuate a stock split or stock dividend in the corporation's own shares, and to change or eliminate provisions with respect to par value of its shares. Other amendments to a corporation's articles of incorporation must be recommended to the stockholders by the board of directors, unless the board determines that because of a conflict of interest or other special circumstances it should make no recommendation and communicates the basis for its determination to the stockholders with the amendment. For the amendment to be adopted, it must be approved by a majority of all votes entitled to be cast by each voting group which has a right to vote on the amendment.

    Under the DGCL, amendments to a corporation's certificate of incorporation require the approval of stockholders holding a majority of the voting power of the corporation unless a different proportion is specified in the certificate of incorporation. Under the WBCA, amendments to the articles of incorporation of a public company (defined as one with a class of securities registered with the SEC pursuant to Section 12 or 15 of the Exchange Act, which covers the Company), are by majority vote unless the amendment would affect voting on one of the organic changes (e.g. merger, sale of substantially all assets) which requires a two-thirds vote.

    Mergers, Acquisitions and Other Transactions. Under the WBCA, a merger, consolidation, sale of substantially all of a corporation's assets other than in the regular course of business, or dissolution of a public corporation must be approved by the affirmative vote of a majority of directors when a quorum is present, and by two-thirds of all votes entitled to be cast by each voting group entitled to vote as a separate group, unless another proportion is specified in the articles of incorporation. The WBCA allows companies to provide for a lesser vote or lesser vote by separate voting groups, so long as the vote provided for each separate voting group is not less than a majority of all votes entitled to be cast. As previously set forth in "Other Differences in the Charter Documents," New Physio's Articles of Incorporation implement the WBCA's standard provision requiring that the corporate transactions specified above be approved by two-thirds of the outstanding shares entitled to vote. Under the DGCL, a merger, consolidation, sale of all or substantially all of a corporation's assets other than in the regular course of business or dissolution of a corporation must be approved by a majority of the outstanding shares entitled to vote.

    Action Without a Meeting. Under the WBCA, stockholder action may be taken without a meeting if written consents setting forth such action are signed by all holders of outstanding shares entitled to vote thereon.

    The DGCL authorizes stockholder action without a meeting if consents are received from holders of a majority of the outstanding shares. The Company's Certificate of Incorporation does not permit such action.

    Class Voting. Under the WBCA, the articles of incorporation of a corporation may authorize one or more classes of shares that have special, conditional or limited voting rights, including the right to vote on certain matters as a group. The articles of incorporation may not limit the rights of holders of a class to vote as a group with respect to certain amendments to the articles of incorporation and certain mergers that adversely affect the rights of holders of that class.

    The DGCL requires voting by separate classes only with respect to amendments to the certificate of incorporation that adversely affect the holders of those classes or that increase or decrease the aggregate number of authorized shares or the par value of the shares of any of those classes.

    Transactions With Officers or Directors. The WBCA sets forth a safe harbor for transactions between a corporation and one or more of its directors. A conflicting interest transaction may not be enjoined, set aside or give rise to damages if: (i) it is approved by a majority of qualified directors; (ii) it is approved by the affirmative vote of all qualified shares; or (iii) at the time of commitment, the transaction was fair to the corporation. For purposes of this provision, "qualified director" is one who does not have: (a) a conflicting interest respecting the transaction, or (b) a familial, financial, professional, or employment relationship with a second director which relationship would reasonably be expected to exert an influence on the first director's judgment when voting on the transaction. "Qualified shares" are defined generally as shares other than those beneficially owned, or the voting of which is controlled, by a director who has a conflicting interest respecting the transaction.

    The DGCL provides that contracts or transactions between a corporation and one or more of its officers or directors or an entity in which they have an interest is not void or voidable solely because of such interest or the participation of the director or officer in a meeting of the board or a committee which authorizes the contract or transaction if: (i) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the board or the committee, and the board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of disinterested directors; (ii) the material facts as to the relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the board of directors, a committee thereof, or the stockholders.

    Appraisal or Dissenters' Rights. Under the WBCA, a stockholder is entitled to dissent from and, upon perfection of his or her dissenters' rights, to obtain fair value of his or her shares in the event of certain corporate actions, including certain mergers, consolidations, share exchanges, sales of substantially all assets of the corporation, and amendments to the corporation's articles of incorporation that materially and adversely affect such stockholder's rights.

    Under the DGCL, appraisal rights are available only in connection with certain mergers or consolidations, unless otherwise provided in the corporation's certificate of incorporation. Even in the event of those mergers or consolidations, unless the certificate of incorporation otherwise provides, the DGCL does not provide appraisal rights (i) if the shares of the corporation are listed on a national securities exchange, designated as a "National Market System" security, or held of record by more than 2,000 stockholders (as long as in the merger the stockholders receive shares of the surviving corporation or any other corporation the shares of which are listed on a national securities exchange, designated as a National Market System security, or held of record by more than 2,000 stockholders) or (ii) if the corporation is the surviving corporation and no vote of its stockholders is required for the merger. The Company's common stock is listed on the Nasdaq National Market and stockholders therefore would presently not have statutory appraisal rights under the DGCL in such mergers but would have statutory dissenters' rights under the WBCA. The procedure for exercise of dissenters' rights under the WBCA is also different from the appraisal rights in the DGCL.

    Indemnification of Directors and Officers. Under the WBCA, if authorized by the articles of incorporation, a bylaw adopted or ratified by stockholders, or a resolution adopted or ratified, before or after the event, by the stockholders, a corporation has the power to indemnify a director or officer made a party to a proceeding, or advance or reimburse expenses incurred in a proceeding, under any circumstances, except that no such indemnification shall be allowed on account of: (i) acts or omissions of a director finally adjudged to be intentional misconduct or a knowing violation of the law; (ii) conduct of a director finally adjudged to be an unlawful distribution; or (iii) any transaction with respect to which it was finally adjudged that such director personally received a benefit in money, property or services to which the director was not legally entitled. Written commentary by the drafters of the WBCA, which has the status of legislative history, specifically indicates that a corporation may indemnify its directors and officers for amounts paid in settlement of derivative actions, provided that the director's or officer's conduct does not fall within one of the categories set forth above. New Physio's Articles provide that New Physio shall indemnify its directors and officers to the fullest extent not prohibited by law, including indemnification for payments in settlement of actions brought against the director or officer in the name of the corporation, commonly referred to as a derivative action. See "Principal Differences in Corporate Charters--Indemnification of Directors and Officers" above.

    Under the DGCL, indemnification of directors and officers is authorized to cover judgments, amounts paid in settlement, and expenses arising out of non-derivative actions where the director or officer acted in good faith and in, or not opposed to, the best interests of the corporation. Additionally, under the DGCL, a corporation may reimburse directors and officers for expenses incurred in a derivative action. While the DGCL provides that these indemnification provisions are not exclusive, which, in the Company's opinion, indicates that a corporation may provide for broader indemnification in its charter documents including circumstances not otherwise authorized under the DGCL, there is some uncertainty as to the extent to which a corporation may indemnify its directors and officers for judgments and amounts paid in settlement of derivative actions. There are no definitive decisions and this uncertainty exists because certain legal commentators have argued that such indemnification would be circular and is against public policy. Also, a proposal to permit such indemnification was specifically rejected by the General Corporation Law Section of the Delaware Bar Association.

    The Company has included undertakings in various registration statements filed with the SEC that in the event a claim for indemnification is asserted by a director or officer relating to liabilities under the Securities Act of 1933 the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification would be against public policy and will be governed by any final adjudication of such issue.

Tax Consequences

    In connection with the Reincorporation, the law firm of Preston Gates & Ellis LLP, counsel to the Company, will issue an opinion that the Reincorporation will constitute a tax free reorganization under the Internal Revenue Code. Accordingly, it is anticipated that no gain or loss will be recognized for federal income tax purposes by the Company, New Physio, or their stockholders as a result of the merger, and the tax basis and holding period for the shares of New Physio deemed received by the stockholders of the Company in exchange for the Company's shares will be the same as the tax basis and holding period of the shares of the Company deemed to be exchanged therefor. In addition, New Physio generally will succeed to the tax attributes of the Company.

Vote Required and Board Recommendation

    Delaware law requires the favorable vote of at least a majority of all of the outstanding voting shares of the Company to approve the Reincorporation.

    As discussed above, one of the reasons for proposing the Reincorporation is that Washington law has clearer and broader provisions relating to the limitation of director liability and indemnification of officers and directors. Accordingly, the Board has a personal interest in the approval of the Reincorporation.

    The indemnification requirements might have a significant adverse effect on the Company and its stockholders in the event of a substantial judgment or settlement, not otherwise covered by insurance, with respect to a director or officer entitled to indemnification.

    The Company is not aware of any pending or threatened litigation or proceeding which may result in a claim for indemnification by a director or officer or where the limitations on director liability under the DGCL or WBCA would be applicable.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE REINCORPORATION FROM DELAWARE TO WASHINGTON BY MEANS OF A MERGER OF THE COMPANY INTO NEW PHYSIO, A NEWLY FORMED, WHOLLY OWNED WASHINGTON CORPORATION.


                                  PROPOSAL 3.

                         1997 STOCK AND INCENTIVE PLAN

    The Board of Directors requests that the stockholders approve the Amended and Restated Physio-Control International Corporation 1997 Stock and Incentive Plan (the "Incentive Plan") to amend and replace the Company's 1996 Stock Incentive Plan (the "1996 Plan"), to increase the number of shares available by 1,000,000 shares from the 1,250,000 shares available under 1996 Plan to 2,250,000 shares, extend the 1996 Plan to non-employee directors and consultants of the Company and to affiliates, and reflect the reincorporation of the Company in Washington (subject to stockholder approval). The Board adopted the Incentive Plan and recommends its approval by the stockholders in order to allow the Company to continue to offer stock options to key employees as a part of its overall compensation package. The Board believes that this Incentive Plan is essential to attract and retain the best available personnel for positions of substantial responsibility, to encourage ownership of the Common Stock by key employees, directors and consultants of the Company and to promote the Company's success.

    The Company's 1997 Stock Incentive Plan provides that the committee of the Board (the "Committee") charged with administering the Incentive Plan, on behalf of the Company, may grant stock options, stock appreciation rights or other stock based awards (individually or collectively, an "Award") to eligible employee or consultant that are consistent with the provisions of the Incentive Plan. Common Stock purchased under the Incentive Plan will be purchased from the Company; therefore the Company will receive the purchase price paid for the Common Stock, if any.

    The Board, subject to approval by the stockholders of the increase of 1,000,000 shares over the 1996 Plan, has reserved for issuance under the Incentive Plan a total of 2,250,000 shares of the Company's Common Stock, subject to adjustment in the event of a stock dividend, stock split or similar change in outstanding shares of Common Stock. If so approved, the Incentive Plan shall be deemed effective with the approval of the 1996 Plan on December 11, 1995 for a ten-year period ending December 10, 2005.

    The following description of certain features of the Incentive Plan is qualified in its entirety by reference to the Incentive Plan itself, which is included as Appendix A to this Proxy Statement.

    Purpose. The purpose of the Incentive Plan is to provide flexibility to the Company in its ability to motivate, attract and retain the services of key employees and others, including non-employee directors and consultants, who have the ability to enhance the value of the Company and its subsidiaries. In addition, the Incentive Plan provides for incentive awards to employees, directors and consultants of affiliates in those cases where the success of the Company or its subsidiaries may be enhanced by the award of incentives to such persons.

    Awards. Awards may include, without limitation, stock options, stock appreciation rights or other stock based awards.

    Administration. The Incentive Plan is administered by the Committee. The Committee shall consist of two or more members of the Compensation Committee or other committee of the Board, consisting of at least two "non-employee" directors within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Subject to certain limitations in the Incentive Plan, the Committee (or its Authorized Delegate) is authorized and empowered to do all things necessary or desirable in connection with the administration of the Incentive Plan, including the following:

       (i) select eligible employees and Consultants to whom Awards are granted;

       ii)  determine the size and types of Awards;

     (iii) determine the terms and conditions of such Awards in a manner consistent with the Incentive Plan;

      (iv) determine whether, to what extent and under what circumstances, Awards may be settled, paid or exercised in cash, shares, or other Awards, or other property or canceled, forfeited or suspended;

       (v) construe and interpret the Incentive Plan and any agreement or instrument entered into under the Plan;

      (vi) establish, amend or waive rules and regulations for the Incentive Plan's administration;

     (vii) amend (in accordance with the Incentive Plan) the terms and conditions, other than price (which amendment may be made only by the Board of Directors of the Company), of any outstanding Award to the extent such terms and conditions are within its discretion;

    (viii) provide in the terms of the Award Agreements for acceleration of exercise or removal of restrictions on exercise or other change in terms or conditions in regard to "significant business transactions" as defined in the Washington Business Corporation Act; and

      (ix) determine the terms and conditions for and provide in the Award Agreements for such limitations or restrictions on transfer of the Awards or rights thereunder as the Committee may determine consistent with any rule or interpretation promulgated under Section 16 of the Exchange Act; and

       (x) make all other determinations which may be necessary or advisable for the administration of the Plan.

    Any decision of the Committee (or any Authorized Delegate)in the interpretation and administration of the Incentive Plan lies within its sole and absolute discretion and is final, conclusive and binding on all parties concerned.

    Transferability. Except as may be approved by the Committee where such approval would not adversely affect compliance of the Incentive Plan with Rule 16b-3 under the Exchange Act, a Participant's rights and interest under the Incentive Plan may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated (other than by will or laws of descent or pursuant to a qualified domestic relations order).

    Eligibility. Any person employed by the Company, any of its subsidiaries or any affiliate, as well as any non-employee Director or consultant of the Company is eligible to be considered by the Committee for the grant of Awards under the Incentive Plan. As of December 31, 1996, the Company had approximately 830 employees and Directors eligible to participate in the Incentive Plan.

    Amendment, Modification and Termination. The Committee may amend or terminate the Incentive Plan at any time and in any manner, with the approval of the Board of Directors; provided, however, that no such amendment or termination may deprive the recipient of an Award previously granted under the Incentive Plan of any of his or her rights thereunder without the consent of such recipient. Awards may be repriced only with the consent of the Board of Directors. Furthermore, without the approval of the stockholders of the Company, no amendment or modification may materially increase the number of shares which may be issued under the Incentive Plan (except as described under "Adjustment" below) or cause the Incentive Plan not to comply with Rule 16b-3 of the Exchange Act. No Awards may be granted under the Incentive Plan after December 10, 2005. Shares of Common Stock may be issued after December 10, 2005 pursuant to Awards granted prior to such date; however, no shares of Common Stock may be issued under the Incentive Plan after December 10, 2015.

    Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, separation, spin-off, liquidation, stock dividend, split-up, share combination or other change in the corporate or capital structure of the Company affecting the shares, the Committee shall, in its sole discretion, adjust the number and class of Shares which may be delivered under the Incentive Plan and the number and class of and/or price of shares subject to outstanding Awards granted under the Incentive Plan to prevent dilution or enlargement of rights. With respect to incentive stock options, no adjustment shall be authorized by the Committee, except with Board approval, if such adjustment would (i) cause the Incentive Plan to violate
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or
(ii) constitute a "modification" within the meaning of Section 424(h)(3) of the Code with the effect that such modification, if applied, would be considered the granting of a new option under Section 424(h)(1) of the Code.

    Granting of Awards. As of December 31, 1996, Awards representing 420,000 options had been granted under the 1996 Plan to executive officers and Awards representing 478,500 options had been granted to the Company's non-executive employees.

    To date, all options granted under the Incentive Plan have been granted at fair market value. As a result, future gains from such option grants, if any, are not determinable at this time. No other Awards have been granted under the Incentive Plan to date. The type or number of future Awards that will be granted under the Incentive Plan to the above-named individuals and groups in the future is not determinable at this time.

    Tax Consequences to Participants. The following is a brief summary of the principal federal income tax consequences to participants of the grant and exercise of certain Awards under the Incentive Plan. This summary does not purport to address all aspects of federal income taxes that may affect participants in light of their individual circumstances. Moreover, this summary is based upon the current provisions of the Code, Treasury Regulations (including proposed Treasury Regulations) promulgated thereunder, rulings, administrative pronouncements and court interpretations thereof in effect as of the date hereof. It is possible that future legislative, regulatory, judicial or administrative changes or interpretations could modify such tax consequences and the conclusions reached below and that any such change could apply retroactively. This summary applies only to participants who acquire options under the Incentive Plan in connection with their employment by the Company or one of its affiliates and exercise such options during their lifetimes. Because federal income tax consequences will vary as a result of individual circumstances, each option holder is urged to consult a tax advisor with respect to the tax consequences (including those under State and local tax laws) of the grant and exercise of stock options under the Incentive Plan, Moreover, the following summary relates only to option holders' federal income tax treatment. The state, local and foreign tax consequences may be substantially different from the federal income tax consequences described herein. In the opinion of management the Federal income tax treatment under the Incentive Plan will not be materially different than under the 1996 Plan.

    A. Taxation of Ordinary Income and Capital Gains.

    The ordinary income of an individual taxpayer currently is generally subject to a maximum federal income tax rate of 39.6%, while long-term capital gains of an individual currently are generally subject to a maximum tax rate of 28%. The effective marginal rates of some taxpayers may be higher to the extent that they are subject to the phase-out of personal exemptions or the reduction of itemized deductions that occur at certain income levels. The classification of income as capital or ordinary is also relevant for taxpayers who have capital losses or investment interest.

    B. Restricted Stock.

    A participant who is granted restricted stock may, if the restrictions constitute a "substantial risk of forfeiture" as defined in Section 83 of the Code, make a Section 83(b) election to have the grant taxed as compensation income at the date of grant in an amount equal to the fair market value on the date of grant of the shares subject to such award less any amount paid by the participant for the shares. If the participant does not make a timely
Section 83(b) election, the grant is generally taxed to him or her as compensation income at the date(s) that the restrictions imposed on the shares expire, in an amount on each such date equal to the fair market value on such date of the shares as to which the restrictions expire less any amount paid by the participant for the shares. Unless a participant makes a timely Section 83(b) election, any dividends paid on the shares subject to the award while such shares remain subject to the restrictions are compensation income to the participant. Provided such compensation income is, or is deemed to be, included in the holder's gross income, the Company is generally entitled to a deduction for any compensation income taxed to the participant.

    Upon a participant's sale of shares received pursuant to a grant of restricted stock, the difference between the selling price and the tax basis of the shares (generally, if a timely Section 83(b) election is made, the fair market value of the shares on the date of grant or, if a timely Section 83(b) election is not made, the fair market value of the shares on the date(s) on which the restrictions on the shares expire) is a capital gain or loss (long-or short-term, depending on the participant's holding period for the shares). A participant's holding period begins on the date of grant if a timely Section 83(b) election is made or on the date(s) on which the restrictions on the shares expire if no timely Section 83(b) election is made.

    An exception to the foregoing treatment may occur in the event that the participant is subject to Section 16(b) of the Exchange Act. In certain circumstances, the fair market value of particular shares may be determined, and the participant's holding period for such shares may commence, on a date other than the date of grant or the date on which the restrictions on such shares lapse unless the participant makes a timely Section 83(b) election with respect to such shares.

    C. Options.

    Under the Incentive Plan, a participant may be granted options that qualify as incentive stock options under Section 422 of the Code ("ISOs") or options that do not so qualify (nonqualified options or "NQOs") or both. Generally, the tax consequences to an option holder with respect to ISOs will be different from the tax consequences with respect to NQOs, as more fully explained below. In addition, the discussion below assumes that at the time an NQO is exercised, the Shares received are either fully vested or the holder makes a timely election under Section 83(b)

    i. Nonqualified Options.

    The holder of an NQO does not recognize taxable income upon the grant of the NQO, nor is the Company entitled, for income tax purposes, to a deduction upon such a grant. The option holder recognizes ordinary compensation income (subject to withholding taxes), on the exercise of an NQO equal to the excess of the fair market value of the shares received on exercise over the option exercise price. The fair market value of the shares is measured on the exercise date. If such taxable compensation is properly included in the holder's gross income by the holder or is deemed to have been properly included as a result of the timely satisfaction of certain reporting requirements by the Company, the Company should be entitled to a deduction in computing its federal income taxes in an amount equal to the ordinary income recognized by the option holder on the exercise of the NQO.

    If an option holder sells shares acquired pursuant to the exercise of an NQO, the option holder will recognize capital gain or loss equal to the difference between the selling price of the shares and their fair market value on the exercise date. The capital gain is long-term or short-term, depending on whether the option holder has held the option shares, for more than one year after the exercise date. The Company is not entitled to any deduction with respect to any capital gain recognized by the option holder.

    The previous paragraph assumes, for simplicity, that the option holder's tax basis in the option shares sold is equal to the fair market value of such shares on the exercise date. While this would be the case if the option holder had paid the exercise price for such shares in cash, it would not normally be the case if the option holder paid the exercise price in whole or in part by delivery of other shares of Common Stock. In the latter case, the option holder's tax basis in, and holding period for, the previously acquired shares surrendered carries over to an equal number of the option shares received on a share-for-share basis. Shares received in excess of the shares surrendered have a tax basis equal to the fair market value of those received shares on the exercise date and the option holder's holding period for such received shares begins on the exercise date. The option holder's capital gain or loss on a sale of option shares would be determined based on the option holder's actual basis in the shares sold and the long-term or short-term nature of any gain would be based on the option holder's actual holding period.

    ii. Incentive Stock Options.

    The holder of an ISO does not realize taxable income upon the grant or exercise of the ISO and the Company is not entitled to any deduction with respect to such grant or exercise. However, upon exercise of an ISO, the excess of the fair market value on the exercise date of the shares acquired pursuant to the exercise of the ISO over the exercise price will be included in the option holder's alternative minimum taxable income and may cause or increase a liability for alternative minimum tax. Such alternative minimum tax may be payable even though the option holder receives no cash upon the exercise of the ISO with which to pay such tax.

    The income tax treatment of any gain or loss realized upon an option holder's disposition of option shares depends on the timing of the disposition. If the option shares have been held for at least one year and if at least two years have elapsed since the date of grant of the ISO (the "Required Holding Periods") then the option holder recognizes (i) long-term capital gain to the extent that the selling price exceeds the exercise price or (ii) long-term capital loss to the extent that the exercise price exceeds the selling price. In either case, no deduction is allowed, to the Company.

    If an option holder disposes of option shares before the expiration of the Required Holding Period ("Disqualifying Disposition"), then (i) if the selling price exceeds the fair market value of the option shares on the date the ISO was exercised, the excess of such fair market value over the exercise price is taxable to the option holder as ordinary income and the excess of the selling price over such fair market value is taxable to the option holder as capital gain (long-term or short-term depending on whether the option holder has held the shares for more than one year); (ii) if the selling price exceeds the exercise price but does not exceed the fair market value of the option shares on the date the ISO was exercised, the excess of the selling price over the exercise price is taxable to the option holder as ordinary income and (iii) if the selling price is less than the exercise price, the difference is treated as capital loss to the option holder. If, however, the disposition is a sale to a related party (as defined in Section 267(b) of the Code to include, for example, a member of the option holder's family or a corporation majority-owned by the option holder) or a gift, then the ordinary income recognized by the option holder will not be less than the excess of the fair market value of the option shares on the exercise date over the option exercise price. In each case, the Company is entitled to a deduction equal to the amount of ordinary income (but not capital gain) recognized by the option holder on the Disqualifying Disposition, provided such taxable amount is, or is deemed to be, included in the gross income of the option holder.

    The previous paragraphs assume, for simplicity, that the option holder's tax basis in the option shares disposed of is equal to the option exercise price. While this would be the case if the option holder had paid the option exercise price for such shares in cash, it would not normally be the case if the option holder paid the option exercise price in whole or in part by delivery of the Common Stock. If an option holder delivers previously acquired Common Stock (other than shares acquired upon exercise of an ISO and not held for the Required Holding Periods)in payment of all or part of the option exercise price of an ISO, the option holder's tax basis in, and holding period for, the previously acquired shares surrendered carries over to an equal number of the option shares received (for capital gain purposes, but not for purposes of determining whether a Disqualifying Disposition occurs) on a share-for-share basis. Shares received in excess of the shares surrendered have a tax basis equal to the amount paid (if any) by the option holder to exercise the ISO in addition to the previously acquired shares, and such shares' holding period begins on the exercise date. Proposed regulations provided that where an ISO is exercised using previously acquired shares, a later Disqualifying Disposition of the shares received will be deemed to have been a disposition of the shares having the lowest basis first. The option holder's capital gain or loss on a sale of option shares would be determined based on the option holder's actual basis in such shares (increased by any ordinary income on such disposition) and the long-term or short-term nature of any gain would be based on the option holder's actual holding period.

    If an option holder pays the exercise price of an ISO in whole or in part with previously acquired Common Stock that was acquired upon the exercise of an ISO and that has not been held for the Required Holding Periods, the option holder will recognize ordinary income (but not capital gain) with respect to the surrendered shares under the rules applicable to Disqualifying Dispositions. The Company will be entitled to a corresponding deduction. The option holder's basis in the shares received in exchange for the shares surrendered will be increased by the amount of ordinary income the option holder recognizes.

    Under the Incentive Plan, the Committee may allow options to be exercised after the termination of an option holder's employment. However, if an ISO is exercised more than three months after the termination of an option holder's employment other than because of the option holder's death (or more than one year after the termination of an option holder's employment because of disability) the option holder will be taxed on the exercise as if the ISO were an NQO.

    iii. Effect of Section 16(b) of the Securities Exchange Act of 1934.


    The tax consequences to an option holder of the exercise of either an ISO or an NQO may vary from those described above if the option holder is a person who is subject to liability under Section 16(b) of the Exchange (typically, officers, directors and major stockholders of a corporation) for certain dealings in the Common Stock (a "16(b) Person"). In general, an option holder who is a 16(b) Person will not recognize income on receipt of the Common Stock until such holder is no longer subject to a liability under
Section 16(b) with respect to the disposition of such Common Stock. However, the option holder may elect to be taxed based on the fair market value of the shares on the exercise date (and have a holding period beginning on the exercise date) by filing an election under Section 83(b) of the Code within 30 days of the exercise date.

    D. Other Awards.

    Because other awards may take many forms, as determined by the Committee, it is not possible to describe generally what their tax treatment will be.

    E. Effect of Section 162(m)of the Internal Revenue Code.

    Starting with tax years beginning after January 1, 1994, a publicly held corporation may not deduct compensation paid to its chief executive officer and its four other most-highly compensated officers in excess of $1 million per officer during a corporate taxable year except to the extent such amounts in excess of $1 million qualify for an exception to this limitation. To qualify for this exception, such amounts must be determined on the basis of preestablished, objective, nondiscretionary formulae that meet certain stockholder and outside director approval requirements. For this purpose, "compensation" is broadly defined and would include, for example, income realized on the exercise of non-qualified options or SARs, disqualifying dispositions of ISO shares, and the receipt (if a timely Section 83(b) election is made) or vesting (if no Section 83(b) election is made)of restricted stock. Thus, to the extent awards granted to the chief executive officer and the four other most highly compensated officers do not qualify for the performance-based exception, the Company's deductions with respect to such awards may be subject to the $1 million per executive deduction limitation.

    Incentive Plan Benefits. The following table sets forth the number of nonqualified stock options that have been granted under the Incentive Plan as of the date of this Proxy Statement to (i) each Named Executive Officer, (ii) all current executive officers as a group, (iii) all current Directors who are not executive officers, as a group, and (iv) all employees, including all current officers who are not executive officers, as a group.

    THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR APPROVAL OF THE AMENDED AND RESTATED 1997 STOCK AND INCENTIVE PLAN.

                                   PROPOSAL 4.

       APPROVAL OF APPOINTMENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

    The Board of Directors recommends a vote for approval of the appointment of Price Waterhouse LLP as the independent certified public accountants of the Company and its subsidiaries to audit the books and accounts for the Company and its subsidiaries for the fiscal year ended December 31, 1997. During fiscal 1996, Price Waterhouse LLP examined the financial statements of the Company and its subsidiaries. It is expected that representatives of Price Waterhouse LLP will attend the Annual Meeting, with the opportunity to make a statement if they so desire, and will be available to answer appropriate questions.

                                 OTHER BUSINESS

    The Board of Directors of the Company is not aware of any other matters that are to be presented at the Annual Meeting, and it has not been advised that any other person will present any other matters for consideration at the meeting. Nevertheless, if other matters should properly come before the Annual Meeting, the stockholders present, or the persons, if any, authorized by a valid proxy to vote on their behalf, shall vote on such matters in accordance with their judgment.

                               VOTING PROCEDURES

    Votes at the Annual Meeting of Stockholders are counted by Inspectors of Election appointed by the Board of Directors. If a quorum is present, an affirmative vote of a majority of the votes entitled to be cast by those present in person or by proxy is required for the approval of items submitted to stockholders for their consideration, including the election of directors, unless, for a specific proposal, a different number of votes is required by statute or the Company's Certificate of Incorporation, and is so indicated in this Proxy. Abstentions by those present at the meeting are tabulated separately from affirmative and negative votes and do not constitute affirmative votes. If a stockholder returns his proxy card and withholds authority to vote for any or all of the nominees, the votes represented by the proxy card will be deemed to be present at the meeting for purposes of determining the presence of a quorum but will not be counted as affirmative votes. Shares in the name of brokers that are not voted are treated as not present.

        SUBMISSION OF STOCKHOLDERS' PROPOSALS AND ADDITIONAL INFORMATION

    Proposals of stockholders intended to be eligible for inclusion in the Company's proxy statement and proxy card relating to the 1998 annual meeting of stockholders of the Company must be received by the Company on or before the close of business December 18, 1997. Such proposals should be submitted by certified mail, return receipt requested.

    The Company's By-Laws provide that a stockholder wishing to present a nomination for election of a director or to bring any other matter before an annual meeting of stockholders must give written notice to the Company's Secretary not less than 60 days nor more than 90 days prior to the meeting and that such notice must meet certain other requirements. If Proposal 2 is adopted by the stockholders, the By-Laws of New Physio will contain the same provisions. Any stockholder interested in making such a nomination or proposal should request a copy of the By-Laws provisions from the Secretary of the Company.

                      AVAILABILITY OF REPORTS ON FORM 10-K

    The Company will furnish without charge to each person whose proxy is being solicited, upon written request of any such person, a copy of the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 1996, as filed with the SEC, including the financial statements and schedules thereto. Requests for copies of such Annual Report on Form 10-K should be directed to the Chief Financial Officer, Physio-Control International Corporation, 11811 Willows Road Northeast, Redmond, Washington 98052.

                                 OTHER MATTERS

    The Company will bear the costs of soliciting proxies from its stockholders. In addition to the use of the mails, proxies may be solicited by the Directors, officers and employees of the Company by personal interview, telephone or telegram. Such Directors, officers and employees will not be additionally compensated for such solicitation, but may be reimbursed for out-of-pocket expenses incurred in connection therewith. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation materials to the beneficial owners of Common Stock held of record by such persons, and the Company will reimburse such brokerage houses, custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

    The Directors know of no other matters which are likely to be brought before the Annual Meeting, but if any such matters property come before the meeting the persons named in the enclosed proxy, or their substitutes, will vote the proxy in accordance with their best judgment.

                                       By Order of the Board of Directors

                                       /s/ V. MARC DROPPERT


                                       V. Marc Droppert
                                       Secretary

April 1, 1997

    It is important that the proxies be returned promptly. Even if you expect to attend the Annual Meeting, please promptly complete, sign, date and mail the enclosed proxy card in the enclosed envelope, which requires no postage if mailed in the United States.

                                                                     APPENDIX A

                                 AMENDED AND RESTATED
                       PHYSIO-CONTROL INTERNATIONAL CORPORATION
                            1997 STOCK AND INCENTIVE PLAN


Article 1.  Purpose and Duration

    1.1 Purpose. The purpose of the 1997 Amended and Restated Physio-Control International Corporation Stock and Incentive Plan (the "Plan") is to further the growth, development and financial success of Physio-Control International Corporation (herein the "Company") and its Subsidiaries by aligning the personal interests of key employees, through the ownership of shares of the Company's Common Stock and through other incentives, to those of the Company's shareholders. The Plan is further intended to provide flexibility to the Company in its ability to compensate key employees and others including non-employee directors and consultants, to motivate, attract and retain the services of such individuals who have the ability to enhance the value of the Company and its Subsidiaries. In addition, the Plan provides for incentive awards to employees, directors and consultants of Affiliates in those cases where the success of the Company or its Subsidiaries may be enhanced by the award of incentives to such persons. The Plan permits the granting of Stock Options, Stock Appreciation rights and Other Stock Based Awards.

    1.2 Duration. The shareholders of the Company approved the 1996 Stock Incentive Plan with an effective date of December 11, 1995 (the "1996 Plan").
 This Plan amends and restates the 1996 Plan, increases the number of Shares available, extends the Plan to directors and consultants of the Company and to Affiliates and reflects the reincorporation of the Company in Washington. Subject to ratification by an affirmative vote of a majority of the Shares present and entitled to vote at the 1997 annual meeting of shareholders of the Company anticipated to be held in May, 1997, or at any adjournment thereof, the Plan, if so approved, shall be deemed effective with the approval of the 1996 Plan on December 11, 1995 (the "Effective Date" herein), and shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to Article 9 herein, until December 10, 2005 (the "Termination Date"). No Award may be granted under the Plan on or after the Termination Date, but Awards made prior to the Termination Date may be exercised, vested or otherwise effectuated beyond that date unless otherwise limited.

Article 2.  Definitions

    2.1 Definitions. Whenever used in the Plan, the following terms shall have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

         (a)  "Act" means the Washington Business Corporation Act, RCW Title
23B.

         (b) "Affiliate" means any corporation (other than a Subsidiary), limited liability company, partnership, association, joint venture or other entity in which the Company or any Subsidiary participates directly or indirectly in the decisions regarding the management thereof or the production or marketing of products or services.

         (c) "Award" means, individually or collectively, a grant under this Plan of Stock Options, Stock Appreciation Rights or Other Stock Based Awards.

         (d) "Award Agreement" means the document which evidences an Award and which sets forth the terms, conditions and limitations relating to such Award.

         (e) "Board" or "Board of Directors" means the Board of Directors of the Company.

         (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time or any successor Code thereto.

         (g) "Committee" means the group of two or more individuals administering the Plan, which shall be (i) the Compensation Committee of the Board (or a subcommittee of the Compensation Committee, composed solely of two or more "non-employee" Directors within the meaning of Rule 16b-3 under the Exchange Act, or any successor rule thereto or the Compensation Committee, which if following the abstention or recusal of all members who are not "non-employee" Directors, is composed solely of two or more "non-employee" Directors and in either case, the participating Directors also qualify as "outside directors" under Section 162 of the Code) or (ii) any other committee of the Board, consisting of at least two (2) Directors, all of whom are "non-employee directors," and "outside directors" as appointed from time to time by the Board and constituted so as to permit the Plan to comply with Rule 16b-3 under the Exchange Act and Section 162 of the Code or any successor rules or sections thereto.

         (h) "Company" means Physio-Control International Corporation, a Washington corporation.

         (i) "Consultant" means an individual who performs services for the Company, a Subsidiary or any Affiliate as an independent contractor and, unless the context of this Plan provides to the contrary, includes non-employee Directors of the Company and those of its subsidiaries and those holding similar positions with Affiliates.

         (j)  "Director" means a member of the Board of Directors of Company.

         (k)  "Effective Date" means December 11, 1995.

         (l) "Eligible Employee" means any executive, managerial, professional, technical or administrative employee of the Company, any Subsidiary or any Affiliate who is expected to contribute to its success.

         (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor Act thereto.

         (n) "Fair Market Value" means, with respect to any particular day, the closing price of a Share as reported on the NASDAQ National Market System on that day or, if not a business day, the most recent previous business day, or the price of a Share determined by such other method as may be required by law.

         (o) "Incentive Stock Options" or "ISO" means an option to purchase Shares, granted pursuant to Article 6 herein, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

         (p) "Nonqualified Stock Option" or "NQSO" means an option to purchase Shares, granted pursuant to Article 6 herein, which is not intended to be an Incentive Stock Option.

         (q)  "Other Stock Based Award" means an Award, granted pursuant to
Article 6 herein, other than a Stock Option or SAR, that is paid with, valued in whole or in part by reference to, or is otherwise based on Shares.

         (r) "Participant" means an Eligible Employee or Consultant selected by the Committee to receive an Award under the Plan, or a Director who receives Director Options under the Plan.

         (s) "Plan" means the Amended and Restated 1997 Physio-Control International Corporation Stock and Incentive Plan.

         (t) "Shares" means the issued or unissued shares of the common stock, par value of $0.01 per share, of Physio-Control International Corporation.

         (u) "Significant business transaction" shall have the meaning set forth in the Act.

         (v) "Stock Appreciation Right" or "SAR" means the grant, pursuant to Article 6 herein, of a right to receive a payment from the Company, in the form of stock, cash or a combination of both, equal to the difference between the Fair Market Value of one or more Shares and the exercise price of such Shares under the terms of such Stock Appreciation Right.

         (w) "Stock Option" means the grant, pursuant to Article 6 herein, of a right to purchase a specified number of Shares during a specified period at a designated price, which may be an Incentive Stock Option or a Nonqualified Stock Option.

         (x) "Subsidiary" means a corporation as defined in Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

         (y) "Termination Date" means the earlier of: the date on which all Shares subject to the Plan have been purchased or acquired according to the Plan's provisions, the date the Plan is terminated pursuant to Article 9, or December 10, 2005.

         (z) "Withholding Event" means an event related to an Award which results in the Participant being subject to taxation at the federal, state, local or foreign level.

Article 3.  Administration

    3.1 Authority. The Plan shall be administered by the Committee which shall have full and exclusive power, except as limited by the Act, other applicable law or by the Articles of Incorporation or Bylaws of the Company, as amended, and subject to the provisions herein, to:

         (a) select Eligible Employees and Consultants to whom Awards are granted;

         (b)  determine the size and types of Awards;

         (c) determine the terms and conditions of such Awards in a manner consistent with the Plan;

         (d) determine whether, to what extent and under what circumstances, Awards may be: settled, paid or exercised in cash, shares, or other Awards, or other property or canceled, forfeited or suspended;

         (e) construe and interpret the Plan and any agreement or instrument entered into under the Plan;

         (f) establish, amend or waive rules and regulations for the Plan's administration;

         (g) amend (subject to the provisions of Section 4.4 and Article 7 herein) the terms and conditions, other than price (which amendment may be made only by the Board of Directors of the Company pursuant to Article 7), of any outstanding Award to the extent such terms and conditions are within its discretion;

         (h) provide in the terms of the Award Agreements for acceleration of exercise or removal of restrictions on exercise or other change in terms or conditions in regard to "significant business transactions" as defined in the Act; and

         (i) determine the terms and conditions for and provide in the Award Agreements for such limitations or restrictions on transfer of the Awards or rights thereunder as the Committee may determine consistent with any rule or interpretation promulgated under Section 16 of the Exchange Act;

         (j) make all other determinations which may be necessary or advisable for the administration of the Plan.

    All Awards hereunder shall be made by the Committee. Where the action is by the "non-employee" Directors of the Committee and such are less than the full Committee, the non-employee Directors shall be empowered to act independently and without further approval on behalf of the Committee or the Board of Directors except as specifically limited in this Plan.

    To the extent permitted at any time under Rule 16b-3 or any successor rule and under Section 162(m) of the Internal Revenue Code or any successor statutory provision, and any implementing regulations, without adversely affecting the ability of the Plan to comply with the conditions for exemption from Section 16 of the Exchange Act provided by Rule 16b-3 and the exemption from the limitations on the deductibilty of certain executive compensation provided by Section 162(m), the Committee may delegate the administration of the Plan in whole or in part, on such terms and conditions, to such other person or persons as it may determine in its discretion, which persons may be officers or employees of the Company or third parties (each such person, an "Authorized Delegate").

    3.2 Decisions. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries and Affiliates, its shareholders, Participants, and their estates and beneficiaries. The Committee may act only by a majority of its members in office, except that the members thereof may authorize any one or more of their members or any Authorized Delegate to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Plan participants. No member of the Committee or Authorized Delegate shall be liable for anything done or omitted to be done by such member or Authorized Delegate, by any other member of the Committee or by any other Authorized Delegate in connection with the performance of duties under the Plan, except for his or her own willful misconduct or as expressly provided by statute.

Article 4.  Shares Subject to the Plan

    4.1 Number of Shares. Subject to adjustment as provided in Section 4.4 herein, no more than 2,250,000 Shares may be issued under the Plan. These Shares may consist, in whole or in part, of authorized and unissued Shares, or of treasury Shares. No fractional Shares shall be issued under the Plan; however, cash may be paid in lieu of any fractional Shares in settlements of Awards under the Plan.

    For purposes of determining the number of Shares available for issuance under the Plan:

         (a) The grant of an Award shall reduce the authorized pool of Shares by the number of Shares subject to such Award while such Award is outstanding, except to the extent that such an Award is in tandem with another Award covering the same or fewer Shares.

         (b) Any Shares tendered by a Participant in payment of the price of a Stock Option or stock option exercised under any other Company plan shall be credited to the authorized pool of Shares.

         (c) To the extent that any Shares covered by SARs are not issued upon the exercise of such SAR, the authorized pool of Shares shall be credited for such number of Shares.

         (d) To the extent that an Award is settled in cash or any form other than in Shares, the authorized pool of Shares shall be credited with the appropriate number of Shares represented by such settlement of the Award, as determined at the sole discretion of the Committee (subject to the limitation set forth in Section 4.2 herein).

         (e) If Shares are used to pay dividends and dividend equivalents in conjunction with outstanding Awards, an equivalent number of Shares shall be deducted from the Shares available for issuance.

    4.2 Lapsed Awards. If any Award granted under the Plan is cancelled, terminates, expires or lapses for any reason, any Shares subject to such Award shall again be available for the grant of an Award under the Plan; except, however, to the extent that such Award was granted in tandem with another Award, any Shares issued pursuant to the exercise or settlement of such other Award shall not be credited back. In the event that prior to the Award's cancellation, termination, expiration, or lapse, the holder of the Award at any time received one or more "benefits of ownership" pursuant to such Award (as defined by the Securities and Exchange Commission, pursuant to any rule or interpretation promulgated under Section 16 of the Exchange Act), the Shares subject to such Award shall not be made available for regrant under the Plan.

    4.3 Effect of Acquisition. Any Awards granted by the Company in substitution for awards or rights issued by a company whose shares or assets are acquired by the Company or a Subsidiary shall not reduce the number of Shares available for grant under the Plan.

    4.4 Adjustments in Authorized Shares. Subject to specific provisions in any Award Agreement, in the event of any merger, reorganization, consolidation, recapitalization, separation, spin-off, liquidation, stock dividend, split-up, Share combination or other change in the corporate or capital structure of the Company affecting the Shares, such adjustment shall be made in the number and class of Shares which may be delivered under the Plan, and in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; provided that the number of Shares subject to any Award shall always be a whole number; and provided, further, with respect to Incentive Stock Options, except with Board approval and in compliance with Article 7, no adjustment shall be authorized by the Committee to the extent such adjustment would (i) cause the Plan to violate Section 422 of the Code, or (ii) constitute a "modification" within the meaning of
Section 424(h)(3) of the Code, or any successor provision thereto, with the effect that such modification, if applied, would be considered the granting of a new option under Section 424(h)(1) of the Code, or any successor provision thereto.

    4.5 Committee Determination. In determining the number of Shares available for issuance under the Plan as contemplated by this Article 4, the Committee shall interpret and apply the provisions of this Article so as to permit the Plan to comply with Rule 16b-3 under the Exchange Act, or any successor rule thereto.

Article 5.  Participation

    5.1 Selection of Participants. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Eligible Employees and Consultants, those to whom Awards shall be granted and shall determine the nature and amount of each Award. No Eligible Employee or Consultant shall have the right to receive an Award under the Plan, or, if selected to receive an Award, the right to continue to receive same. Further, no Participant shall have any rights, by reason of the grant of any award under the Plan to continued employment by the Company or any Subsidiary or Affiliate. There is no obligation for uniformity of treatment of Participants under the Plan.

    5.2 Award Agreement. All Awards granted under the Plan shall be evidenced by an Award Agreement that shall specify the terms, conditions, limitations and such other provisions applicable to the Award as the Committee shall determine.

Article 6.  Awards

    Except as otherwise provided for in Section 3.1 herein, Awards may be granted by the Committee to Eligible Employees, and Consultants in the case of Awards other than Incentive Stock Options, at any time, and from time to time as the Committee shall determine. The Committee shall have complete discretion in determining the number of Awards to grant (subject to the Share limitations set forth in Section 4.1 herein) and, consistent with the provisions of the Plan, the terms, conditions and limitations pertaining to such Awards, including whether such Awards are eligible to earn dividends or dividend equivalents.

    The Committee may provide that the Participant shall have the right to utilize Shares to pay all or any part of the purchase price of the exercise of any Stock Option or option to acquire Shares under any other Physio-Control International Corporation incentive compensation plan, if permitted under such plan; provided that the number of Shares, bearing restrictive legends, if any, which are used for such exercise, shall be subject to the same restrictions following such exercise.

    Notwithstanding any other provision of the Plan, no Eligible Employee shall be granted Stock Options or other Awards if the compensation attributable to such Awards would not qualify as "performance-based compensation" as described in Section 162(m) of the Code. This limitation shall be subject to adjustment as provided in Section 4.4 hereof, but only to the extent such adjustment would not affect the status of compensation attributable to Awards hereunder as "performance-based compensation".

    6.1 Stock Options. Stock Options may be granted at an exercise price established by the Committee, which, in the case of Incentive Stock Options shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Stock Option is granted. In the case of Director Options granted pursuant to Section 6.4 herein, the exercise price shall be 100% of the Fair Market Value of a Share on the date the Director Option is granted.

    In the case of an Incentive Stock Option granted to an Eligible Employee who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company its Subsidiaries, the exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value of a Share on the date the Incentive Stock Option is granted, and the Incentive Stock Option by its terms shall not be exercisable after the expiration of five (5) years from the date of grant.

    Except as provided in the preceding paragraph, a Stock Option may be exercised at such times as may be specified in an Award Agreement, in whole or in installments, which may be cumulative and shall expire at such time as the Committee shall determine at the time of grant; provided that no Stock Option shall be exercisable later than ten (10) years after the date granted.
 Prior to the exercise of a Stock Option, the holder thereof shall not have any rights of a shareholder with respect to any of the Shares covered by the Stock Option.

    Stock Options shall be exercised by the delivery of a written notice of exercise to the Secretary of the Company or such other person as may be specified by the Committee, setting forth the number of Shares with respect to which the Stock Option is to be exercised, accompanied by full payment of the total Stock Option price and any required withholding taxes. Payment shall be made either (a) in cash or its equivalent, (b) by tendering previously acquired Shares having a Fair Market Value at the time of exercise equal to the total price of the Stock Option, (c) by the delivery of a promissory note, the terms and conditions of which shall be determined by the Committee, or (d) by a combination of (a), (b) and (c). The Committee may allow exercises to be made with the delivery of payment as permitted under Federal Reserve Board Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan's purpose and applicable law including without limitation services provided by the recipient of the Award. The Committee may provide that the exercise of a Stock Option, by tendering previously acquired shares, will entitle the exercising Participant to receive another Stock Option covering the same number of shares tendered and with a price of no less than the Fair Market Value on the date of grant of such replacement Stock Option.

    6.2 Stock Appreciation Rights. SARs may be granted at a price which shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the SAR is granted. SARs may be granted in tandem with a Stock Option, such that the exercise of the SAR or related Stock Option will result in a forfeiture of the right to exercise the related Stock Option or SAR as applicable for an equivalent number of shares, or independently of any Stock Option.

    An SAR may be exercised at such times as may be specified in an Award Agreement, in whole or in installments, which may be cumulative and shall expire at such time as the Committee shall determine at the time of grant; provided that no SAR shall be exercisable later than ten (10) years after the date granted.

    SARs shall be exercised by the delivery of a written notice of exercise to the Chief Financial Officer of the Company or such other person as may be specified by the Committee, setting forth the number of Shares with respect to which the SAR is to be exercised.

    6.3 Other Stock Based Awards. Other Stock Based Awards may be granted to such Eligible Employees, or Consultants (other than Directors) where permitted by law, as the Committee may select, at any time and from time to time as the Committee shall determine. The Committee shall have complete discretion in determining the number of Shares subject to such Awards (subject to the Share limitations set forth in Section 4.1 herein), the consideration for such Awards and the terms, conditions and limitations pertaining to same including, without limitation, restrictions based upon the achievement of specific business objectives, tenure, and other measurements of individual or business performance, and/or restrictions under applicable federal or state securities laws, and conditions under which same will lapse.
 Such Awards may include the issuance of Shares in payment of amounts earned under other incentive compensation plans of the Company. The terms, restrictions and conditions of the Award need not be the same with respect to each Participant.

    The Committee may, at its sole discretion, direct the Company to issue Shares subject to such restrictive legends and/or stop transfer instructions as the Committee deems appropriate.

    6.4 Director Options. Nonqualified Stock Options may be granted to Directors of the Company who are not Eligible Employees ("Director Options"), subject to the following terms and conditions:

         (a) Each Director Option may be exercised any time after six (6) months from the date of its grant to ten (10) years from such date, at which time the Director Option shall lapse and be of no force and effect.

         (b) The exercise price of Director Options shall be one hundred percent (100%) of the Fair Market Value of a Share on the date of grant.

         (c)  Director Options may be exercised in whole or in part.

         (d) Any grant of Director Options is intended to meet the requirements of Rule 16b-3 under the Exchange Act, or any successor rule thereto, with the result that Directors who are not Eligible Employees may be granted Director Options hereunder which will be exempt from Section 16(b) of the Exchange Act. These provisions relating to Director Options shall be interpreted accordingly, and may be amended to comport with changes in the Exchange Act, rules thereunder, the Code, the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

Article 7.  Amendment, Modification and Termination

    7.1 Amendment, Modification and Termination. The Committee may terminate, amend or modify the Plan at any time and from time to time, with the approval of the Board of Directors. The termination, amendment or modification of the Plan may be in response to changes in the Act, the Code, the Exchange Act, national securities exchange regulations or for other reasons deemed appropriate by the Committee. However, without the approval of the shareholders of the Company, no amendment or modification may:

         (a) Materially increase the total amount of Shares which may be issued under the Plan, except as provided in Sections 4.3 and 4.4 herein; or

         (b) Cause the Plan not to comply with Rule 16b-3 under the Exchange Act, or any successor rule thereto.

    7.2 Awards Previously Granted. No termination, amendment or modification of the Plan shall in any manner adversely affect any Award previously granted under the Plan, without the written consent of the Participant. Any amendment which would change the exercise price of any outstanding Awards (other than pursuant to Section 4.4) must be approved by the Board of Directors.

Article 8.  Withholding

    8.1 . The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount in cash or Shares having a Fair Market Value sufficient to satisfy federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any Withholding Event which occurs because of a grant, exercise or payment made under or as a result of the Plan.

Article 9.  Assignment/Transferability

    Awards granted under the Plan only may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated (other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined by the Code, or Title I of the Employee Retirement Income Security Act, as amended, or the rules thereunder) on such terms and conditions and subject to such restrictions and limitations as the Committee may determine at the time of the grant.

Article 10.  Unfunded Plan

    The Plan shall be unfunded and the Company shall not be required to segregate any assets that may at any time be represented by Awards under the

Plan. Any liability of the Company to any person with respect to any Award under the Plan shall be based solely upon any contractual obligations that may be effected pursuant to the Plan. No such obligation of the Company shall be deemed to be secured by any pledge of, or other encumbrance on, any property or assets of the Company.

Article 11.  Successors

    All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 12.  Securities Law and Code Compliance

    The Plan is intended to comply with all applicable conditions of Rule 16b-3 or any successor rule thereto under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. Further, each Award shall be subject to the requirement that, if at any time the Committee shall determine, in its sole discretion, that the listing, registration or qualification of any Award under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such Award or the grant or settlement thereof, such Award may not be exercised or settled in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee. It is the intent of the Company that the Plan also comply in all respects with Section 162(m) of the Code, and that Awards of Incentive Stock Options comply with Section 422 of the Code, that any ambiguities or inconsistencies in construction of the Plan or an Award of an Incentive Stock Option be interpreted to give effect to such intention and that if any provision of the Plan or an Award of an Incentive Stock Option is found not to be in compliance with Sections 162(m) or 422, respectively, such provision shall be deemed null and void to the extent required to permit the Plan or Award to comply with Sections 162(m) or 422, respectively.

Article 13.  Requirements of Law

    13.1 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be require.

    13.2 Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

    13.3 Governing Law. To the extent not preempted by federal law, the Plan and all Award Agreements, shall be construed in accordance with and governed by the laws of the State of Washington.

    13.4 Acceptance. By accepting any Award or other benefit under the Plan, each recipient of an Award and each person claiming under or through him or her shall be conclusively deemed to have indicated his or her acceptance and ratification of, and consent to, any action taken under the Plan by the Company, the Board of Directors or the Committee or its delegates.

                   PHYSIO-CONTROL INTERNATIONAL CORPORATION
                                     PROXY
         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD MAY 1, 1997
      THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby constitutes and appoints Richard O. Martin, Robert M. Guezuraga, or Stephen G. Pagliuca, and each or any of them, proxies of the undersigned, with full power of substitution, to vote all of the shares of Physio-Control International Corporation, a Delaware corporation (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Hyatt Regency Hotel, 900 Bellevue Way Northeast, Bellevue, Washington, 98004, on Thursday, May 1, 1997, at 10:00 a.m. or at any adjournment or postponement thereof, as shown on the voting side of this card.

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

/X/PLEASE MARK YOUR VOTES AS IN THIS EXAMPLE.                               6877

This proxy will be voted as specified. If a choice is not specified, this proxy will be voted FOR the nominees for Class II Directors and FOR Proposals 2-4.

1. Election of All             FOR           WITHHELD
Nominees for Class             / /             / /
II Directors Listed
Hereon.

Nominees:
John J. O'Malley
Robert A. Sandler
For all nominees listed hereon, except vote withheld from the following nominee(s):

-------------------------------------------------

                               FOR           AGAINST         ABSTAIN
2. Authorize changing          / /             / /             / /
the Company's and its
principal operating
subsidiary, Physio-Control
Corporation's state of
incorporation from Delaware
to Washington. The Board
of Directors recommends a
vote FOR this proposal.

                              FOR           AGAINST         ABSTAIN
3. Approval of the adoption   / /             / /             / /
of an amended and restated
1997 Stock and Incentive
Plan. The Board of Directors
recommends a vote FOR this
proposal.

4. Approval of the            / /             / /             / /
appointment of Price
WaterHouse LLP as the
independent certified public
accountants for the
Company's 1997 fiscal year.
The Board of Directors
recommends a vote FOR this
proposal.

5. In their discretion,
the proxies are authorized
to vote upon such other
business as may properly
come before the Annual
Meeting or any adjournment
or postponement thereof.

SIGNATURE(S)_____________________________________ DATE __________________
Note: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

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